EXHIBIT 10.22


                                                                  EXECUTION COPY


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                        CENEX HARVEST STATES COOPERATIVES



                                  $225,000,000



                  6.81% SERIES A SENIOR NOTES DUE JUNE 19, 2013



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                                 NOTE AGREEMENT

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                            DATED AS OF JUNE 19, 1998



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                                TABLE OF CONTENTS

                             (Not Part of Agreement)

                                                                            Page

1.  AUTHORIZATION OF ISSUE OF NOTES............................................1

2.  PURCHASE AND SALE OF NOTES.................................................1

3.  CONDITIONS OF CLOSING......................................................2
    3A.      OPINION OF PURCHASERS' SPECIAL COUNSEL............................2
    3B.      OPINION OF COMPANY'S COUNSEL......................................2
    3C.      REPRESENTATIONS AND WARRANTIES; NO DEFAULT........................2
    3D.      PURCHASE PERMITTED BY APPLICABLE LAWS.............................2
    3E.      MATERIAL ADVERSE CHANGE...........................................2
    3F.      FEES AND EXPENSES.................................................2
    3G.      PRIVATE PLACEMENT NUMBER..........................................3
    3H.      PROCEEDINGS.......................................................3
    3I.      SALE OF NOTES TO OTHER PURCHASERS.................................3

4.  PREPAYMENTS................................................................3
    4A.      REQUIRED PREPAYMENTS..............................................3
    4B.      OPTIONAL PREPAYMENT WITH YIELD-MAINTENANCE AMOUNT.................3
    4C.      NOTICE OF OPTIONAL PREPAYMENT.....................................3
    4D.      PARTIAL PAYMENTS PRO RATA.........................................4
    4E.      RETIREMENT OF NOTES...............................................4

5.  AFFIRMATIVE COVENANTS......................................................4
    5A.      FINANCIAL STATEMENTS..............................................4
    5B.      INFORMATION REQUIRED BY RULE 144A.................................6
    5C.      INSPECTION OF PROPERTY............................................6
    5D.      COVENANT TO SECURE NOTE EQUALLY...................................6
    5E.      OFFER TO PREPAY NOTES IN THE EVENT OF A CHANGE IN CONTROL.........6
    5F.      COMPLIANCE WITH LAW...............................................8
    5G.      INSURANCE.........................................................8
    5H.      MAINTENANCE OF PROPERTIES.........................................8
    5I.      PAYMENT OF TAXES..................................................8
    5J.      CORPORATE EXISTENCE, ETC..........................................9
    5K.      LINES OF BUSINESS.................................................9
    5L.      AGREEMENT ASSUMING LIABILITY ON NOTES.............................9


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6.  NEGATIVE COVENANTS.........................................................9
    6A.      CONSOLIDATED NET WORTH............................................9
    6B.      FUNDED DEBT.......................................................9
    6C.      PRIORITY DEBT....................................................10
    6D.      LIENS............................................................10
    6E.      MERGER AND CONSOLIDATION.........................................12
    6F.      SALE OF ASSETS...................................................12
    6G.      TRANSACTIONS WITH AFFILIATES.....................................13
    6H.      SUBSIDIARY DIVIDEND RESTRICTIONS.................................13
    6I.      SUBSIDIARY PREFERRED STOCK.......................................14
    6J.      ISSUANCE OF STOCK BY SUBSIDIARIES................................14

7.  EVENTS OF DEFAULT.........................................................14
    7A.      ACCELERATION.....................................................14
    7B.      RESCISSION OF ACCELERATION.......................................17
    7C.      NOTICE OF ACCELERATION OR RESCISSION.............................17
    7D.      OTHER REMEDIES...................................................17

8.  REPRESENTATIONS, COVENANTS AND WARRANTIES.................................17
    8A(1).   ORGANIZATION.....................................................17
    8A(2).   POWER AND AUTHORITY..............................................18
    8B.      FINANCIAL STATEMENTS.............................................18
    8C.      ACTIONS PENDING..................................................18
    8D.      OUTSTANDING DEBT.................................................19
    8E.      TITLE TO PROPERTIES..............................................19
    8F.      TAXES............................................................19
    8G.      CONFLICTING AGREEMENTS AND OTHER MATTERS.........................19
    8H.      OFFERING OF NOTES................................................20
    8I.      USE OF PROCEEDS..................................................20
    8J.      ERISA............................................................20
    8K.      GOVERNMENTAL CONSENT.............................................21
    8L.      COMPLIANCE WITH ENVIRONMENTAL AND OTHER LAWS.....................21
    8M.      REGULATORY STATUS................................................21
    8N.      PERMITS AND OTHER OPERATING RIGHTS...............................21
    8O.      YEAR 2000 COMPLIANCE.............................................22
    8P.      DISCLOSURE.......................................................22

9.  REPRESENTATIONS OF EACH PURCHASER.........................................22
    9A.      NATURE OF PURCHASE...............................................22
    9B.      SOURCE OF FUNDS..................................................23


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10. DEFINITIONS...............................................................24
    10A.     YIELD-MAINTENANCE TERMS..........................................24
    10B.     OTHER TERMS......................................................25
    10C.     ACCOUNTING PRINCIPLES, TERMS AND DETERMINATIONS..................30

11. MISCELLANEOUS.............................................................31
    11A.     NOTE PAYMENTS....................................................31
    11B.     EXPENSES.........................................................31
    11C.     CONSENT TO AMENDMENTS............................................32
    11C(1).  REQUIRED CONSENT.................................................32
    11C(2).  SOLICITATION OF HOLDERS OF NOTES.................................32
    11D.     FORM, REGISTRATION, TRANSFER AND EXCHANGE OF NOTES; LOST NOTES...32
    11E.     PERSONS DEEMED OWNERS; PARTICIPATIONS............................33
    11F.     ADDITIONAL SERIES OF NOTES.......................................33
    11F(1).  PROVISION FOR ADDITIONAL SERIES OF NOTES.........................33
    11F(2).  CONDITIONS TO ADDITIONAL SERIES OF NOTES.........................34
    11G.     SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.....34
    11H.     SUCCESSORS AND ASSIGNS...........................................34
    11I.     INDEPENDENCE OF COVENANTS........................................34
    11J.     NOTICES..........................................................34
    11K.     PAYMENTS DUE ON NON-BUSINESS DAYS................................35
    11L.     SATISFACTION REQUIREMENT.........................................35
    11M.     GOVERNING LAW....................................................35
    11N.     SEVERABILITY.....................................................35
    11O.     DESCRIPTIVE HEADINGS.............................................35
    11P.     COUNTERPARTS.....................................................35
    11Q.     SEVERALTY OF OBLIGATIONS.........................................35


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PURCHASER SCHEDULE

SCHEDULE 6B       --       EXISTING FUNDED DEBT
SCHEDULE 6D       --       EXISTING LIENS
SCHEDULE 8G       --       LIST OF AGREEMENTS RESTRICTING DEBT
SCHEDULE 8I       --       USE OF PROCEEDS

EXHIBIT A         --       FORM OF NOTE
EXHIBIT B         --       FORM OF DISBURSEMENT DIRECTION LETTER
EXHIBIT C         --       FORM OF OPINION OF COMPANY'S COUNSEL


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                        CENEX HARVEST STATES COOPERATIVES
                                5500 CENEX DRIVE
                          INVER GROVE HEIGHTS, MN 55077


                                                             As of June 19, 1998



To Each of the Purchasers Named in the
Purchaser Schedule Attached Hereto


Ladies and Gentlemen:

         The undersigned, Cenex Harvest States Cooperatives, a nonstock agricultural cooperative corporation organized under the laws of the State of Minnesota (herein called the "COMPANY") formerly known as Harvest States Cooperatives, and the surviving entity resulting from the merger of Cenex, Inc., an agricultural cooperative corporation organized under the laws of the State of Minnesota ("CENEX"), into the Company, hereby agrees with the purchasers named in the Purchaser Schedule attached hereto (herein called the "PURCHASERS") as set forth below. Unless the context requires otherwise, each reference herein to the "Company", when applicable to a time prior to such merger, shall include both Cenex and the Company, and each reference herein to a "Subsidiary" of the Company, when applicable to a time prior to such merger, shall include a Subsidiary of Cenex or the Company. Reference is made to paragraph 10 hereof for definitions of capitalized terms used herein and not otherwise defined herein.

         1. AUTHORIZATION OF ISSUE OF NOTES. The Company will authorize the issue of its senior promissory notes in the aggregate principal amount of $225,000,000, to be dated the date of issue thereof, to mature June 19, 2013, to bear interest on the unpaid balance thereof from the date thereof until the principal thereof shall have become due and payable at the rate of 6.81% per annum and on overdue payments at the rate specified therein, and to be substantially in the form of Exhibit A attached hereto. The term "NOTES" as used herein shall include each such senior promissory note delivered pursuant to any provision of this Agreement and each such senior promissory note delivered in substitution or exchange for any other Note pursuant to any such provision.

         2. PURCHASE AND SALE OF NOTES. The Company hereby agrees to sell to each Purchaser and, subject to the terms and conditions herein set forth, each Purchaser agrees to purchase from the Company the aggregate principal amount of Notes set forth opposite such Purchaser's name in the Purchaser Schedule attached hereto at 100% of such aggregate principal amount. The Company will deliver to each Purchaser, at the offices of Schiff Hardin & Waite at 7200 Sears Tower, Chicago, Illinois 60606, one or more Notes registered in such Purchaser's name (or in the name of its nominee(s), if any, specified on the Purchaser



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Schedule for such Purchaser), evidencing the aggregate principal amount of Notes to be purchased by such Purchaser and in the denomination or denominations specified with respect to such Purchaser in the Purchaser Schedule against payment of the purchase price thereof by transfer of immediately available funds on the date of closing, which shall be June 19, 1998 (herein called the "CLOSING" or the "DATE OF closing"), for credit to the account or accounts as shall be specified in a letter on the Company's letterhead, in substantially the form of Exhibit B attached hereto, from the Company to the Purchasers delivered prior to the date of closing.

         3. CONDITIONS OF CLOSING. Each Purchaser's obligation to purchase and pay for the Notes to be purchased by such Purchaser hereunder is subject to the satisfaction, on or before the date of closing, of the following conditions:

         3A. OPINION OF PURCHASERS'SPECIAL COUNSEL. Such Purchaser shall have received from Schiff Hardin & Waite, who are acting as special counsel for the Purchasers in connection with this transaction, a favorable opinion satisfactory to such Purchaser as to such matters incident to the matters herein contemplated as it may reasonably request.

         3B. OPINION OF COMPANY'S COUNSEL. Such Purchaser shall have received from Debra Thornton, the General Counsel of the Company, a favorable opinion in the form of Exhibit C attached hereto, and the Company, by its execution hereof, hereby requests and authorizes such counsel to render such opinion.

         3C. REPRESENTATIONS AND WARRANTIES; NO DEFAULT. The representations and warranties contained in paragraph 8 shall be true on and as of the date of closing; there shall exist on the date of closing no Event of Default or Default; and the Company shall have delivered to such Purchaser an Officer's Certificate, dated the date of closing, to both such effects.

         3D. PURCHASE PERMITTED BY APPLICABLE LAWS. The purchase of and payment for the Notes to be purchased by such Purchaser on the date of closing on the terms and conditions herein provided (including the use of the proceeds of such Notes by the Company) shall not violate any applicable law or governmental regulation (including, without limitation, section 5 of the Securities Act or Regulation T, U or X of the Board of Governors of the Federal Reserve System) and shall not subject such Purchaser to any tax, penalty, liability or other onerous condition under or pursuant to any applicable law or governmental regulation, and such Purchaser shall have received such certificates or other evidence as it may request to establish compliance with this condition.

         3E. MATERIAL ADVERSE CHANGE. No material adverse change in the business, condition (financial or otherwise), operations or prospects of the Company and its Subsidiaries, taken as a whole, since May 31, 1997 shall have occurred or be threatened, as determined by such Purchaser in its sole judgment.

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         3F. FEES AND EXPENSES. Without limiting the provisions of paragraph 11B hereof, the Company shall have paid the reasonable fees, charges and disbursements of special counsel to the Purchasers referred to in paragraph 3A hereof.

         3G. PRIVATE PLACEMENT NUMBER. A Private Placement number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Notes.

         3H. PROCEEDINGS. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incident thereto shall be satisfactory in substance and form to such Purchaser, and such Purchaser shall have received all such counterpart originals or certified or other copies of such documents as it may reasonably request.

         3I. SALE OF NOTES TO OTHER PURCHASERS. The Company shall have sold to the other Purchasers the Notes to be purchased by them at the closing and shall have received payment in full therefor.

         4. PREPAYMENTS. The Notes shall be subject to prepayment with respect to the required prepayments specified in paragraph 4A and the optional prepayments permitted by paragraph 4B.

         4A. REQUIRED PREPAYMENTS. Until the Notes shall be paid in full, the Company shall apply to the prepayment of the Notes, without premium, the sum of $37,500,000 on June 19 in each of the years 2008 to 2012, inclusive, and such principal amounts of the Notes, together with interest thereon to the prepayment dates, shall become due on such prepayment dates. The remaining outstanding principal amount of the Notes, together with any accrued and unpaid interest thereon, shall become due on the maturity date of the Notes.

         4B. OPTIONAL PREPAYMENT WITH YIELD-MAINTENANCE AMOUNT. The Notes shall be subject to prepayment, in whole at any time or from time to time in part (in multiples of $5,000,000), at the option of the Company, at 100% of the principal amount so prepaid plus interest thereon to the prepayment date and the Yield-Maintenance Amount, if any, with respect to each Note. Any partial prepayment of the Notes pursuant to this paragraph 4B shall be applied in satisfaction of required payments of principal thereof in inverse order of their scheduled due dates.

         4C. NOTICE OF OPTIONAL PREPAYMENT. The Company shall give the holder of each Note irrevocable written notice of any prepayment pursuant to paragraph 4B not less than 10 Business Days prior to the prepayment date, specifying such prepayment date and the principal amount of the Notes, and of the Notes held by such holder, to be

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prepaid on such date and stating that such prepayment is to be made pursuant to paragraph 4B. Notice of prepayment having been given as aforesaid, the principal amount of the Notes specified in such notice, together with interest thereon to the prepayment date and together with the Yield-Maintenance Amount, if any, with respect thereto, shall become due and payable on such prepayment date. The Company shall, on or before the day on which it gives written notice of any prepayment pursuant to paragraph 4B, give telephonic notice of the principal amount of the Notes to be prepaid and the prepayment date to each Significant Holder which shall have designated a recipient of such notices in the Purchaser Schedule attached hereto or by notice in writing to the Company.

         4D. PARTIAL PAYMENTS PRO RATA. Upon any partial prepayment of the Notes pursuant to paragraph 4A or 4B, the principal amount so prepaid shall be allocated to all Notes at the time outstanding (including, for the purpose of this paragraph 4D only, all Notes prepaid or otherwise retired or purchased or otherwise acquired by the Company or any of its Subsidiaries or Affiliates (including pursuant to paragraph 4E or 5E hereof) other than by prepayment pursuant to paragraph 4A or 4B) in proportion to the respective outstanding principal amounts thereof.

         4E. RETIREMENT OF NOTES. The Company shall not, and shall not permit any of its Subsidiaries or Affiliates to, prepay or otherwise retire in whole or in part prior to their stated final maturity (other than by prepayment pursuant to paragraph 4A or 4B or 5E or upon acceleration of such final maturity pursuant to paragraph 7A), or purchase or otherwise acquire, directly or indirectly, Notes held by any holder unless the Company or such Subsidiary or Affiliate shall have offered to prepay or otherwise retire or purchase or otherwise acquire, as the case may be, the same proportion of the aggregate principal amount of Notes held by each other holder of Notes at the time outstanding upon the same terms and conditions. Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 30 Business Days. If the holders of more than 5% of the principal amount of the Notes then outstanding accept such offer, the Company shall promptly notify the remaining holders of such fact and the expiration date for the acceptance by holders of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least 15 Business Days from its receipt of such notice to accept such offer. Any Notes so prepaid or otherwise retired or purchased or otherwise acquired by the Company or any of its Subsidiaries or Affiliates shall not be deemed to be outstanding for any purpose under this Agreement, except as provided in paragraph 4D.

         5. AFFIRMATIVE COVENANTS.

         5A. FINANCIAL STATEMENTS. The Company covenants that it will deliver to each Significant Holder in duplicate:

                  (i) as soon as practicable and in any event within 45 days after the end of each quarterly period (other than the last quarterly period) in each fiscal year, consolidated

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         statements of income, members' equity and cash flows of the Company and its Subsidiaries for the period from the beginning of the current fiscal year to the end of such quarterly period, and a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarterly period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year, all in reasonable detail and satisfactory in form to the Required Holder(s) and certified by an authorized financial officer of the Company, subject to changes resulting from year-end adjustments; provided, however, that the delivery pursuant to clause (iii) below of the Quarterly Report on Form 10-Q of the Company for such quarterly period including such financial statements filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this clause (i);

                  (ii) as soon as practicable and in any event within 90 days after the end of each fiscal year, consolidating and consolidated statements of income and cash flows and a consolidated statement of members' equity of the Company and its Subsidiaries for such year, and a consolidating and consolidated balance sheet of the Company and its Subsidiaries as at the end of such year, setting forth in each case in comparative form corresponding consolidated figures from the preceding annual audit, all in reasonable detail and satisfactory in form to the Required Holder(s) and, as to the consolidated statements, reported on by independent public accountants of recognized national standing selected by the Company whose report shall be without limitation as to the scope of the audit and satisfactory in substance to the Required Holder(s) and, as to the consolidating statements, certified by an authorized financial officer of the Company; provided, however, that delivery pursuant to clause (iii) below of copies of the Annual Report on Form 10-K of the Company for such fiscal year including such financial statements filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this clause (ii);

                  (iii) promptly upon transmission thereof, copies of all such financial statements, and copies of all registration statements (without exhibits) and all reports which it files with the Securities and Exchange Commission (or any governmental body or agency succeeding to the functions of the Securities and Exchange Commission);

                  (iv) promptly upon receipt thereof, a copy of each other report submitted to the Company by independent accountants in connection with any annual, interim or special audit made by them of the books of the Company or any Subsidiary; and

                  (v) with reasonable promptness, such other information as such Significant Holder may reasonably request.

Together with each delivery of financial statements required by clauses (i) and
(ii) above, the Company will deliver to each Significant Holder an Officer's Certificate demonstrating (with computations in reasonable detail) compliance by the Company and its Subsidiaries with the provisions of paragraphs 6A, 6B, 6C, 6D and 6F and stating that there exists no Event of Default or

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Default, or, if any Event of Default or Default exists, specifying the nature and period of existence thereof and what action the Company proposes to take with respect thereto. Together with each delivery of financial statements required by clause (ii) above, the Company will deliver to each Significant Holder a certificate of such accountants stating that, in making the audit necessary for their report on such financial statements, they have obtained no knowledge of any Event of Default or Default arising under paragraph 6A, 6B(iv) or 6C or under paragraph 6E(ii) or 6F(iv) insofar as such Default or Event of Default relates to 6E(ii)(c)(y) or 6F(iv)(b)(y) and existing as of the last day of the Company's fiscal year, or, if they have obtained knowledge of any Event of Default or Default arising under any such paragraph, specifying the nature and period of existence thereof. Such accountants, however, shall not be liable to anyone by reason of their failure to obtain knowledge of any such Event of Default or Default which would not be disclosed in the course of an audit conducted in accordance with generally accepted auditing standards. The Company also covenants that immediately after any Responsible Officer obtains knowledge of an Event of Default or Default, it will deliver to each Significant Holder an Officer's Certificate specifying the nature and period of existence thereof and what action the Company proposes to take with respect thereto.

         5B. INFORMATION REQUIRED BY RULE 144A. The Company covenants that it will, upon the request of the holder of any Note, provide such holder, and any qualified institutional buyer designated by such holder, such financial and other information as such holder may reasonably determine to be necessary in order to permit compliance with the information requirements of Rule 144A under the Securities Act in connection with the resale of Notes, except at such times as the Company is subject to the reporting requirements of section 13 or 15(d) of the Exchange Act. For the purpose of this paragraph 5B, the term "qualified institutional buyer" shall have the meaning specified in Rule 144A under the Securities Act.

         5C. INSPECTION OF PROPERTY. The Company covenants that it will permit any Person designated by any Significant Holder in writing, at such Significant Holder's expense (if no Default or Event of Default then exists) or at the expense of the Company (if a Default or an Event of Default then exists), to visit and inspect any of the properties of the Company and its Subsidiaries, to examine the corporate books and financial records of the Company and its Subsidiaries and make copies thereof or extracts therefrom and to discuss the affairs, finances and accounts of any of such corporations with the principal officers of the Company and its independent public accountants; provided, however, that the Company shall have the option to have a representative present at any meeting between its independent public accountants and such Significant Holder, all at such reasonable times and as often as such Significant Holder may reasonably request.

         5D. COVENANT TO SECURE NOTE EQUALLY. The Company covenants that if it or any Subsidiary shall create or assume any Lien upon any of its property or assets, whether now owned or hereafter acquired, other than Liens permitted by the provisions of paragraph 6D (unless prior written consent to the creation or assumption thereof shall have been obtained pursuant to paragraph 11C), it will make or cause to be made effective provision

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whereby the Notes will be secured by such Lien equally and ratably with any and all other Debt thereby secured so long as any such other Debt shall be so secured.

         5E. OFFER TO PREPAY NOTES IN THE EVENT OF A CHANGE IN CONTROL.

                  5E(1) NOTICE OF IMPENDING CHANGE IN CONTROL. The Company will not take any action that consummates or finalizes a Change in Control unless at least 30 days prior to such action it shall have given to each holder of the Notes written notice of such impending Change in Control.

                  5E(2) NOTICE OF OCCURRENCE OF CHANGE IN CONTROL. The Company will, within five Business Days after any Responsible Officer has knowledge of the occurrence of any Change in Control, give written notice of such Change in Control to each holder of the Notes. If a Change in Control has occurred, such notice shall contain and constitute an offer to prepay the Notes as described in paragraph 5E(4) and shall be accompanied by the certificate described in paragraph 5E(7).

                  5E(3) NOTICE OF ACCEPTANCE OF OFFER UNDER PARAGRAPH 5E(2). If the Company shall at any time receive an acceptance to an offer to prepay Notes under paragraph 5E(2) .from some, but not all of, the holders of the Notes, then the Company will, within two Business Days after the receipt of such acceptance, give written notice of such acceptance to each other holder of the Notes.

                  5E(4) OFFER TO PREPAY NOTES. The offer to prepay Notes contemplated by paragraph 5E(2) shall be an offer to prepay, in accordance with and subject to this paragraph 5E, all, but not less than all, of the Notes held by each holder (in this case only, "holder" in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such offer (the "PROPOSED PREPAYMENT DATE"). Such Proposed Prepayment Date shall be not less than 30 days and not more than 60 days after the date of such offer (if the Proposed Prepayment Date shall not be specified in such offer, the Proposed Prepayment Date shall be the 30th day after the date of such offer). Notwithstanding the foregoing, if the Company shall be required to give a notice of acceptance under paragraph 5E(3) hereof with respect to any offer to prepay Notes under paragraph 5E(2), then the Proposed Prepayment Date for such offer shall be the later of (i) the date specified in the immediately preceding sentences, or (ii) the 10th Business Day after the date the first such notice of acceptance with respect to such offer was given by the Company under paragraph 5E(3).

                  5E(5) REJECTION; ACCEPTANCE. A holder of Notes may accept the offer to prepay made pursuant to this paragraph 5E by causing a notice of such acceptance to be delivered to the Company prior to the Proposed Prepayment Date. A failure by a holder of Notes to

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         so respond to an offer to prepay made pursuant to this paragraph 5E shall be deemed to constitute a rejection of such offer by such holder.

                  5E(6) PREPAYMENT. Prepayment of the Notes to be prepaid pursuant to this paragraph 5E shall be at 100% of the principal amount of such Notes, together with interest on such Notes accrued to the date of prepayment. The prepayment shall be made on the Proposed Prepayment Date.

                  5E(7) OFFICER'S CERTIFICATE. Each offer to prepay the Notes pursuant to this paragraph 5E shall be accompanied by a certificate, executed by a Responsible Officer of the Company and dated the date of such offer, specifying (i) the Proposed Prepayment Date, (ii) that such offer is made pursuant to this paragraph 5E, (iii) the principal amount of each Note offered to be prepaid, (iv) the interest that would be due on each Note offered to be prepaid, accrued to the Proposed Prepayment Date, (v) that the conditions of this paragraph 5E have been fulfilled, and (vi) in reasonable detail, the nature and date of the Change in Control.

         5F. COMPLIANCE WITH LAW. The Company covenants that it will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject (unless such failure to comply is subject to a good faith contest), including, without limitation, environmental laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not reasonably be expected, individually or in the aggregate, to have a material adverse effect on the business, condition (financial or otherwise) or operations of the Company and its Subsidiaries, taken as a whole.

         5G. INSURANCE. The Company covenants that it will, and will cause each of its Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated; provided, however, the Company may, to the extent permitted by law, provide for appropriate self-insurance with respect to workers' compensation.

         5H. MAINTENANCE OF PROPERTIES. The Company covenants that it will, and will cause each of its Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective Properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted in all material respects at all times, provided that this paragraph shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its

Properties if such discontinuance is desirable in the conduct of its business and such discontinuance would not reasonably be expected, individually or in the aggregate, to have a material adverse effect on the business, condition (financial or otherwise) or operations of the Company and its Subsidiaries taken as a whole.

         5I. PAYMENT OF TAXES. The Company covenants that it will, and will cause each of its Subsidiaries to, file all income tax or similar tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges or levies payable by any of them, and to pay and discharge all amounts payable for work, labor and materials, in each case to the extent such taxes, assessments, charges, levies and amounts payable have become due and payable and before they have become delinquent, provided that neither the Company nor any Subsidiary need pay any such tax, assessment, charge, levy or amount payable if (i) the amount, applicability or validity thereof is being actively contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with generally accepted accounting principles on the books of the Company or such Subsidiary or (ii) the nonpayment of all such taxes, assessments, charges, levies and amounts payable in the aggregate would not reasonably be expected to have a materially adverse effect on the business, condition (financial or otherwise) or operations of the Company and its Subsidiaries taken as a whole.

         5J. CORPORATE EXISTENCE, ETC. Subject to paragraph 6E, the Company will at all times preserve and keep in full force and effect its corporate existence and will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries. The Company will at all times preserve and keep in full force and effect all certificates of convenience and necessity, rights and franchises, licenses, permits, operating rights and other authorization from federal, state, foreign, regional, municipal and other local regulatory bodies or administrative agencies or governmental bodies having jurisdiction over the Company and its Subsidiaries or any of their respective Properties as are necessary for the ownership, operation and maintenance of its respective businesses and Properties, unless the termination of or failure to preserve and keep in full force and effect such corporate existence, right, certificate or franchise, license, permit, operating right or other authorization would not reasonably be expected, individually or in the aggregate, to have a material adverse effect on the business, condition (financial or otherwise) or operations of the Company and its Subsidiaries taken as a whole.

         5K. LINES OF BUSINESS. The Company shall not engage in any material respects in any business activity or operations other than operations or activities (i) in the agriculture industry, (ii) in the food industry, or (iii) which are not substantially different from or related to its present business activities or operations.

         5L. AGREEMENT ASSUMING LIABILITY ON NOTES. The Company covenants that, if at any time any Person should become liable (as co-obligor, endorser, guaranty or surety) on any other material obligation of the Company, the

Company will, at the same time, cause such Person to deliver to the holder of the Notes an agreement pursuant to which such Person becomes similarly liable on the Notes; provided this paragraph 5L shall not apply to any Person becoming liable solely as an endorser of a check, or as a signatory to a letter of credit for trade liabilities of the Company incurred, in the ordinary course of business.

         6. NEGATIVE COVENANTS

         6A. CONSOLIDATED NET WORTH. The Company covenants that it will not permit Consolidated Net Worth at any time to be less than $750,000,000.

         6B. FUNDED DEBT. The Company covenants that it will not, and will not permit any of its Subsidiaries to, directly or indirectly create, issue, incur or assume any Funded Debt, except:

                  (i) Funded Debt of any Subsidiary owing to the Company or to another Wholly-Owned Subsidiary;

                  (ii) the Funded Debt represented by the Notes;

                  (iii) Funded Debt existing on the date of this Agreement and described on Schedule 6B hereto, and any extension, renewal or refunding thereof (but without increase in the principal amount outstanding at the time of such extension, renewal or refunding); and

                  (iv) Funded Debt of the Company and its Subsidiaries created, issued, incurred or assumed after the date of closing, in addition to Funded Debt permitted under clauses (i), (ii) and (iii) of this paragraph 6B, provided that, on the date of the creation, issuance, incurrence or assumption of such Funded Debt, and after giving effect thereto and to the application of the proceeds therefrom, the ratio of
         (a) the aggregate outstanding principal amount of all Funded Debt of the Company and its Subsidiaries (other than Funded Debt of any Subsidiary owing to the Company or to another Wholly-Owned Subsidiary) to (b) Consolidated Cash Flow for the four fiscal quarters ending with the fiscal quarter most recently ended prior to such date (if such date is not the last day of a fiscal quarter) or ending with the fiscal quarter ended on such date (if such date is the last day of a fiscal quarter) does not exceed 3.0 to 1.0;

provided that, in each case, after giving effect to the creation, issuance, incurrence or assumption of such Funded Debt, the Company is in compliance with paragraph 6C.

         6C. PRIORITY DEBT. The Company covenants that it will not, and will not permit any of its Subsidiaries to, directly or indirectly create, issue, incur or assume any Priority Debt if after giving effect thereto the aggregate outstanding principal amount of all Priority

Debt would exceed 15% of Consolidated Tangible Net Worth at the time of such creation, issuance, incurrence or assumption.

         6D. LIENS. The Company covenants that it will not, and will not permit any of its Subsidiaries to, directly or indirectly create, incur, assume or suffer to be created, incurred or assumed or to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any Property of the Company or any of its Subsidiaries, whether now owned or held or hereinafter acquired (unless (1) provision is made for the equal and ratable securing of the Notes in accordance with paragraph 5D, and (2) the obligees of the obligations secured by such Liens shall have entered into an intercreditor agreement with the holders of the Notes in form and substance satisfactory to the holders of the Notes), except:

                  (i) Liens for taxes, assessments or other governmental charges or levies securing obligations not overdue, or if overdue, being actively contested in good faith by appropriate proceedings that will prevent the forfeiture or sale of any Property, provided that adequate reserves are established in accordance with generally accepted accounting principles on the books of the Company or a Subsidiary of the Company;

                  (ii) attachment, judgment and other similar Liens arising in connection with court proceedings, provided the execution or other enforcement of such Lien(s) is effectively stayed and the claims secured thereby are being actively contested in good faith in such manner that the Property subject to such Lien(s) is not subject to forfeiture or sale, and further provided that adequate reserves are established in accordance with generally accepted accounting principles on the books of the Company or a Subsidiary of the Company;

                  (iii) Liens incidental to the normal conduct of the business of the Company or a Subsidiary of the Company or to the ownership by the Company or a Subsidiary of the Company of its Property which were not incurred in connection with the borrowing of money or the obtaining of credit or advances and which do not in the aggregate materially detract from the value of the Property of the Company or any Subsidiary of the Company for the purpose of such business or materially impair the use thereof in the operation of the business of the Company or any Subsidiary of the Company;

                  (iv) Liens existing as of the date of this Agreement and set forth on Schedule 6D hereto;

                  (v) any Lien renewing, extending or refunding any Lien permitted by clause (iv) of this paragraph 6D, provided that (a) the principal amount of the Debt secured by such Lien immediately prior to such extension, renewal or refunding is not increased or the maturity thereof reduced, (b) such Lien is not extended to any other Property, and (c) immediately after such extension, renewal or refunding no Default or Event of Default would exist;

                  (vi) Liens on Property of the Company or any of its Subsidiaries securing Debt owing to the Company or to any of its Wholly-Owned Subsidiaries;

                  (vii) any Lien created to secure all or any part of the purchase price or cost of construction, or to secure Debt incurred or assumed to pay all or a part of the purchase price or cost of construction, of any Property acquired or constructed by the Company or a Subsidiary of the Company after the date of closing, provided that
         (a) any such Lien shall extend solely to the item or items of such Property so acquired or constructed or rights relating solely to such item or items or Property, (b) the principal amount of the Debt secured by any such Lien shall at no time exceed an amount equal to 100% of the fair market value of the Property acquired or constructed at the time of such acquisition or construction, and (c) such Lien shall be created contemporaneously with, or within 180 days after, the acquisition or completion of construction of such Property;

                  (viii) any Lien existing on Property acquired by the Company or any Subsidiary of the Company at the time such Property is so acquired (whether or not the Debt secured thereby is assumed by the Company or such Subsidiary) or any Lien existing on Property of a Person immediately prior to the time such Person is merged into or consolidated with the Company or any Subsidiary of the Company, provided that (a) no such Lien shall have been created or assumed in contemplation of such acquisition of Property or such consolidation or merger, (b) such Lien shall extend only to the Property acquired or the Property of such Person merged into or consolidated with the Company or Subsidiary which was subject to such Lien as of the time of such consolidation or merger, and (c) the principal amount of the Debt secured by any such Lien shall at no time exceed an amount equal to 100% of the fair market value of the Property subject thereto at the time of the acquisition thereof or at the time of such merger or consolidation; and

                  (ix) other Liens not otherwise permitted under clause (i) through (viii) of this paragraph 6D securing Debt, provided that the creation, issuance, incurrence or assumption of such Debt is permitted under paragraphs 6B and 6C hereof.

         6E. MERGER AND CONSOLIDATION. The Company covenants that it will not, and will not permit any of its Subsidiaries to, merge or consolidate with any other Person, except that

                  (i) any Subsidiary of the Company may merge into the Company or any Wholly-Owned Subsidiary, provided that the Company or such Wholly-Owned Subsidiary is the surviving corporation, and

                  (ii) the Company may merge or consolidate with any other Person provided that (a) the successor formed by such consolidation or the survivor of such merger (the "SURVIVING CORPORATION") is a solvent corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia, (b) if the

         Company is not the Surviving Corporation, the Surviving Corporation shall have executed and delivered to each holder of the Notes its written assumption of the due and punctual performance and payment of each covenant and condition in this Agreement and the Notes, which assumption shall be in form and substance approved in writing by the Required Holders, and the Company shall have caused to be delivered to each holder of Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof, and (c) immediately after giving effect to such merger or consolidation, (x) no Default or Event of Default shall exist and (y) the Surviving Corporation is able to incur at least $1.00 of additional Funded Debt under the provisions of paragraph 6B(iv) and at least $1.00 of additional Priority Debt under the provisions of paragraph 6C hereof.

         6F. SALE OF ASSETS. The Company covenants that it will not, and will not permit any of its Subsidiaries to, sell, transfer, convey, lease or otherwise dispose of (a "TRANSFER") any Property (including capital stock of or other ownership interests in any Subsidiary of the Company), except that:

                  (i) the Company or any Subsidiary of the Company may Transfer any of its inventory, fixtures or equipment in the ordinary course of business;

                  (ii) any Subsidiary may Transfer any of its Property to the Company or a Wholly-Owned Subsidiary; and

                  (iii) the Company or any Subsidiary of the Company may lease its assets to any joint venture entity, of which the Company or any Subsidiary of the Company holds an ownership interest and shares in the earnings; provided that the terms of any such lease and the division of the joint venture's earnings, when viewed as a whole, can be reasonably expected to generate the same or greater book earnings and cash flow for the Company or Subsidiary of the Company as would be generated absent such lease;

                  (iv) the Company or any Subsidiary of the Company may Transfer any of its Properties at the fair market value thereof provided that
         (a) either (1) the aggregate amount of the Disposition Value of all Property Transferred pursuant to this clause (iv) on or after the date of closing does not exceed an amount equal to 25% of Consolidated Total Assets as of the end of the fiscal year of the Company most recently ended prior to the date of such Transfer, or (2) concurrently with the making of such Transfer the Net Proceeds Amount for such Transfer is
         (A) applied to the acquisition by the Company or the Subsidiary making such Transfer of other Property of a nature similar to, and of at least an equivalent value of, the Property Transferred, or is committed to be applied to such acquisition within one year of the date of such Transfer, or (B) applied to the payment of the outstanding principal of all of the Funded Debt of the Company (excluding any Funded Debt owed to any Subsidiary or

         Affiliate of the Company and excluding any Funded Debt in respect of any revolving credit or similar credit facility providing the Company with the right to obtain loans or other extensions of credit from time to time, except to the extent that, in connection with such payment of such Funded Debt, the availability of loans or other extensions of credit under such credit facility is permanently reduced by an amount not less than the amount of such proceeds applied to the payment of such Funded Debt) pro rata in proportion to the respective outstanding principal amounts thereof, and (b) immediately after giving effect to such Transfer (x) no Default or Event of Default shall exist and (y) the Company is able to incur at least $1.00 of additional Funded Debt under the provisions of paragraph 6B(iv) hereof and at least $1.00 of additional Priority Debt under the provisions of paragraph 6C hereof.

         6G. TRANSACTIONS WITH AFFILIATES. The Company will not, and will not permit any Subsidiary of the Company to, enter into directly or indirectly any transaction (including, without limitation, the purchase, lease, sale or exchange of Properties of any kind or the rendering of any service) with any Affiliate, except pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

         6H. SUBSIDIARY DIVIDEND RESTRICTIONS. The Company covenants that it will not, and will not permit any Subsidiary of the Company to, enter into, or be otherwise subject to, any contract or agreement (including its certificate of incorporation) which limits the amount of, or otherwise imposes restrictions on the payment of, dividends by any Subsidiary of the Company.

         6I. SUBSIDIARY PREFERRED STOCK. The Company covenants that it will not, and will not permit any Subsidiary of the Company to, issue or permit to be outstanding any class of capital stock which has priority over any other class of capital stock of such Subsidiary as to dividends or in liquidation.

         6J. ISSUANCE OF STOCK BY SUBSIDIARIES. The Company covenants that it will not permit any Subsidiary of the Company to issue, sell or otherwise dispose of any shares of any class of its stock (either directly or indirectly by the issuance of rights or options for, or securities convertible into, such shares) except to the Company or another Subsidiary of the Company.

         7. EVENTS OF DEFAULT.

         7A. ACCELERATION. If any of the following events shall occur and be continuing for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or otherwise):

                  (i) the Company defaults in the payment of any principal of or Yield-Maintenance Amount payable with respect to any Note when the same shall become due, either by the terms thereof or otherwise as herein provided; or

                  (ii) the Company defaults in the payment of any interest on any Note for more than 5 Business Days after the date due; or

                  (iii) the Company or any Subsidiary of the Company defaults (whether as primary obligor or as guarantor or other surety) in any payment of principal of or interest on any other obligation for money borrowed (or any Capitalized Lease Obligation, any obligation under a conditional sale or other title retention agreement, any obligation issued or assumed as full or partial payment for property whether or not secured by a purchase money mortgage or any obligation under notes payable or drafts accepted representing extensions of credit) beyond any period of grace provided with respect thereto, or the Company or any Subsidiary of the Company fails to perform or observe any other agreement, term or condition contained in any agreement under which any such obligation is created (or if any other event thereunder or under any such agreement shall occur and be continuing) and the effect of such failure or other event is to cause, or a holder or holders of such obligation (or a trustee on behalf of such holder or holders) causes, such obligation to become due (or to be repurchased by the Company or any Subsidiary of the Company) prior to any stated maturity, provided that the aggregate amount of all obligations as to which such a payment default shall occur and be continuing or such a failure or other event causing acceleration (or resale to the Company or any Subsidiary) shall occur and be continuing exceeds $5,000,000; or

                  (iv) any representation or warranty made by the Company herein or by the Company or any of its officers in any writing furnished in connection with or pursuant to this Agreement shall be false in any material respect on the date as of which made or deemed to have been made; or

                  (v) the Company fails to perform or observe any agreement contained in paragraph 5E or paragraph 6; or

                  (vi) the Company fails to perform or observe any other agreement, term or condition contained herein and such failure shall not be remedied within 30 days after any Responsible Officer obtains actual knowledge thereof; or

                  (vii) the Company or any Subsidiary of the Company makes an assignment for the benefit of creditors or is generally not paying its debts as such debts become due; or

                  (viii) any decree or order for relief in respect of the Company or any Subsidiary of the Company is entered under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law, whether now or hereafter in effect (herein called the "BANKRUPTCY LAW"), of any jurisdiction; or

                  (ix) the Company or any Subsidiary of the Company petitions or applies to any tribunal for, or consents to, the appointment of, or taking possession by, a trustee, receiver, custodian, liquidator or similar official of the Company or any Subsidiary of the Company, or of any substantial part of the assets of the Company or any Subsidiary of the Company, or commences a voluntary case under the Bankruptcy Law of the United States or any proceedings (other than proceedings for the voluntary liquidation and dissolution of a Subsidiary) relating to the Company or any Subsidiary of the Company under the Bankruptcy Law of any other jurisdiction; or

                  (x) any such petition or application is filed, or any such proceedings are commenced, against the Company or any Subsidiary of the Company and the Company or such Subsidiary by any act indicates its approval thereof, consent thereto or acquiescence therein, or an order, judgment or decree is entered appointing any such trustee, receiver, custodian, liquidator or similar official, or approving the petition in any such proceedings, and such order, judgment or decree remains unstayed and in effect for more than 30 days; or

                  (xi) any order, judgment or decree is entered in any proceedings against the Company decreeing the dissolution of the Company and such order, judgment or decree remains unstayed and in effect for more than 60 days; or

                  (xii) any order, judgment or decree is entered in any proceedings against the Company or any Subsidiary of the Company decreeing a split-up of the Company or such Subsidiary which requires the divestiture of assets representing a substantial part, or the divestiture of the stock of a Subsidiary of the Company whose assets represent a substantial part, of the consolidated assets of the Company and its Subsidiaries (determined in accordance with generally accepted accounting principles) or which requires the divestiture of assets, or stock of a Subsidiary of the Company, which shall have contributed a substantial part of the consolidated net income of the Company and its Subsidiaries (determined in accordance with generally accepted accounting principles) for any of the three fiscal years then most recently ended, and such order, judgment or decree remains unstayed and in effect for more than 60 days; or

                  (xiii) a final judgment in an amount in excess of $5,000,000 is rendered against the Company or any Subsidiary of the Company and, within 45 days after entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or within 45 days after the expiration of any such stay, such judgment is not discharged; or

                  (xiv) the Company or any ERISA Affiliate, in its capacity as an employer under a Multiemployer Plan, makes a complete or partial withdrawal from such Multiemployer Plan resulting in the incurrence by such withdrawing employer of a withdrawal liability in an amount exceeding $10,000,000 unless paid within 60 days;

then (a) if such event is an Event of Default specified in clause (i) or (ii) of this paragraph 7A, the holder of any Note (other than the Company or any of its Subsidiaries or Affiliates) may at its option, by notice in writing to the Company, declare such Note to be, and such Note shall thereupon be and become, immediately due and payable at par together with interest accrued thereon, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company, (b) if such event is an Event of Default specified in clause (viii), (ix) or (x) of this paragraph 7A with respect to the Company, all of the Notes at the time outstanding shall automatically become immediately due and payable together with interest accrued thereon and together with the Yield-Maintenance Amount, if any, with respect to each Note, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Company, and (c) if such event is not an Event of Default specified in clause (viii), (ix) or (x) of this paragraph 7A with respect to the Company, the Required Holder(s) may at its or their option, by notice in writing to the Company, declare all of the Notes to be, and all of the Notes shall thereupon be and become, immediately due and payable together with interest accrued thereon and together with the Yield-Maintenance Amount, if any, with respect to each Note, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of Yield-Maintenance Amount by the Company in the event the Notes are prepaid or are accelerated as a result of an Event of Default is intended to provide compensation for the deprivation of such right under such circumstances.

         7B. RESCISSION OF ACCELERATION. At any time after any or all of the Notes shall have been declared immediately due and payable pursuant to paragraph 7A, the Required Holder(s) may, by notice in writing to the Company, rescind and annul such declaration and its consequences if (i) the Company shall have paid all overdue interest on the Notes, the principal of and Yield-Maintenance Amount, if any, payable with respect to any Notes which have become due otherwise than by reason of such declaration, and interest on such overdue interest and overdue principal and Yield-Maintenance Amount at the rate specified in the Notes, (ii) the Company shall not have paid any amounts which have become due solely by reason of such declaration, (iii) all Events of Default and Defaults, other than non-payment of amounts which have become due solely by reason of such declaration, shall have been cured or waived pursuant to paragraph 11C, and (iv) no judgment or decree shall have been entered for the payment of any amounts due pursuant to the Notes or this Agreement. No such rescission or annulment shall extend to or affect any subsequent Event of Default or Default or impair any right arising therefrom.

         7C. NOTICE OF ACCELERATION OR RESCISSION. Whenever any Note shall be declared immediately due and payable pursuant to paragraph 7A or any such declaration shall be rescinded and annulled pursuant to paragraph 7B, the Company shall forthwith give written notice thereof to the holder of each Note at the time outstanding.

         7D. OTHER REMEDIESD. If any Event of Default or Default shall occur and be continuing, the holder of any Note may proceed to protect and enforce its rights under this Agreement and such Note by exercising such remedies as are available to such holder in respect thereof under applicable law, either by suit in equity or by action at law, or both, whether for specific performance of any covenant or other agreement contained in this Agreement or in aid of the exercise of any power granted in this Agreement. No remedy conferred in this Agreement upon the holder of any Note is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law or in equity or by statute or otherwise.

         8. REPRESENTATIONS, COVENANTS AND WARRANTIES. The Company represents, covenants and warrants as follows:

         8A(1). ORGANIZATION. The merger of Cenex into the Company has been consummated in accordance with the terms of the Transaction Agreement and has become effective under the laws of the State of Minnesota. The Company is a nonstock agricultural cooperative corporation duly organized and existing in good standing under the laws of the State of Minnesota and each Subsidiary of the Company is duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated. The Company and each of its Subsidiaries have duly qualified or been duly licensed, and are authorized to do business and are in good standing, in each jurisdiction in which the ownership of their respective properties or the nature of their respective businesses makes such qualification or licensing necessary and in which the failure to be so qualified or licensed would be reasonably likely to have a material adverse effect on the business condition (financial or otherwise) or operations of the Company and its Subsidiaries, taken as a whole.

         8A(2). POWER AND AUTHORITY. The Company and each Subsidiary of the Company has all requisite corporate power to own and operate its respective properties and to conduct its business as currently conducted and as currently proposed to be conducted. The Company has all requisite corporate power to execute, deliver and perform its obligations under this Agreement and the Notes. The execution, delivery and performance of this Agreement and the Notes has been duly authorized by all requisite corporate action, and this Agreement and the Notes have been duly executed and delivered by authorized officers of the Company and are valid obligations of the Company, legally binding upon and enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and
(ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         8B. FINANCIAL STATEMENTS. The Company has furnished each Purchaser with the following financial statements, identified by a principal financial officer of the Company: (i) consolidated balance sheets of the Company and its Subsidiaries as at May 31 in each of the years 1991 to 1997, inclusive, and consolidated statements of earnings and cash flows of the Company and its Subsidiaries for each such year, all reported on by Deloitte & Touche, LLP; (ii) consolidated balance sheets of Cenex and its Subsidiaries as at September 30 in each of the years 1993 to 1997, inclusive, and consolidated statements of operations and cash flows of Cenex and its Subsidiaries for each such year, all reported on by Coopers & Lybrand, L.L.P.; (iii) a consolidated balance sheet of the Company and its Subsidiaries as at February 28 in each of the years 1997 and 1998 and consolidated statements of earnings and cash flows for the 9-month period ended on each such date, prepared by the Company; and (iv) a consolidated balance sheet of Cenex and its Subsidiaries as of February 28 in each of the years 1997 and 1998 and consolidated statements of operations for the 5-month period ending on each such date, prepared by Cenex. Such financial statements (including any related schedules and/or notes) are true and correct in all material respects (subject, as to interim statements, to changes resulting from audits and year-end adjustments), have been prepared in accordance with generally accepted accounting principles consistently followed throughout the periods involved and show all liabilities, direct and contingent, of Cenex and its Subsidiaries and the Company and its Subsidiaries, respectively, required to be shown in accordance with such principles. The balance sheets fairly present the condition of Cenex and its Subsidiaries and the Company and its Subsidiaries each as at the dates thereof, and the statements of earnings or operations and cash flows fairly present the results of the operations of Cenex and its Subsidiaries and the Company and its Subsidiaries and their cash flows for the periods indicated. There has been no material adverse change in the business, condition (financial or otherwise) or operations of the Company and its Subsidiaries taken as a whole since May 31, 1997.

         8C. ACTIONS PENDING. There is no action, suit, investigation or proceeding pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries, or any Properties or rights of the Company or any of its Subsidiaries, by or before any court, arbitrator or administrative or governmental body which, individually or in the aggregate, could reasonably be expected to result in any material adverse change in the business, condition (financial or otherwise) or operations of the Company and its Subsidiaries taken as a whole.

         8D. OUTSTANDING DEBT. Neither the Company nor any of its Subsidiaries has outstanding any Debt except as permitted by paragraph 6B. There exists no default under the provisions of any instrument evidencing such Debt or of any agreement relating thereto.

         8E. TITLE TO PROPERTIES. The Company has and each of its Subsidiaries has good and indefeasible title to its respective real properties (other than properties which it leases) and good title to all of its other respective properties and assets, including the properties and assets reflected in the balance sheets as at May 31, 1997 and September 30, 1997 referred to in paragraph 8B (other than properties and assets disposed of in the ordinary course of business), except for defects in title not reasonably expected to result in a material adverse effect, subject to no Lien of any kind except Liens permitted by paragraph 6D. All leases necessary in any material respect for the conduct of the respective businesses of the Company and its Subsidiaries are valid and subsisting and are in full force and effect.

         8F. TAXES. The Company has and each of its Subsidiaries has filed all federal, state and other income tax returns which, to the knowledge of the officers of the Company, are required to be filed, and each has paid all taxes as shown on such returns and on all assessments received by it to the extent that such taxes have become due, except such taxes as are being actively contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with generally accepted accounting principles. The Company is a cooperative association taxed under the provisions of "subchapter T" of the Code and the Company does not presently intend to alter its status as a subchapter T cooperative association for federal income tax purposes.

         8G. CONFLICTING AGREEMENTS AND OTHER MATTERS. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement or subject to any charter or other corporate restriction which materially and adversely affects its business, property or assets, or financial condition. Neither the execution nor delivery of this Agreement, the Notes nor the Related Agreements, nor the offering, issuance and sale of the Notes, nor the consummation of the merger pursuant to the Transaction Agreement or the transactions under the other Related Agreements, nor fulfillment of nor compliance with the terms and provisions hereof and of the Notes conflicted or will conflict with, or resulted or will result in a breach of the terms, conditions or provisions of, or constituted or will constitute a default under, or resulted or will result in any violation of, or resulted or will result in the creation of any Lien upon any of the properties or assets of the Company or any of its Subsidiaries pursuant to, the charter or by-laws of the Company or any of its Subsidiaries, any award of any arbitrator or any agreement (including any agreement with stockholders), instrument, order, judgment, decree, statute, law, rule or regulation to which the Company or any of its Subsidiaries is subject. Neither the Company nor any of its Subsidiaries is a party to, or otherwise subject to any provision contained in, any instrument evidencing Debt of the Company or such Subsidiary, any agreement relating thereto or any other contract or agreement (including its charter) which limits the amount of, or otherwise imposes restrictions on the incurring of, Debt of the Company of the type to be evidenced by the Notes except as set forth in the agreements listed in Schedule 8G attached hereto.

         8H. OFFERING OF NOTES. Neither the Company nor any agent acting on its behalf has, directly or indirectly, offered the Notes or any similar security of the Company for sale to, or solicited any offers to buy the Notes or any similar security of the Company from, or otherwise approached or negotiated with respect thereto with, any Person other than institutional investors, and neither the Company nor any agent acting on its behalf has taken or will take any action which would subject the issuance or sale of the Notes to the provisions of section 5 of the Securities Act or to the provisions of any securities or Blue Sky law of any applicable jurisdiction.

         8I. USE OF PROCEEDS. Neither the Company nor any Subsidiary of the Company owns or has any present intention of acquiring any "margin stock" as defined in Regulation U (12 CFR Part 221) of the Board of Governors of the Federal Reserve System (herein called "margin stock"). The proceeds of sale of the Notes will be used to pay the indebtedness of the Company listed on Schedule 8I hereto. None of such proceeds will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any margin stock or for the purpose of maintaining, reducing or retiring any Debt which was originally incurred to purchase or carry any stock that is currently a margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of such Regulation U. Neither the Company nor any agent acting on its behalf has taken or will take any action which might cause this Agreement or the Notes to violate Regulation T, Regulation U or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Exchange Act, in each case as in effect now or as the same may hereafter be in effect.

         8J. ERISA. No accumulated funding deficiency (as defined in section 302 of ERISA and section 412 of the Code), whether or not waived, exists with respect to any Plan (other than a Multiemployer Plan). No liability to the Pension Benefit Guaranty Corporation has been or is expected by the Company or any ERISA Affiliate to be incurred with respect to any Plan (other than a Multiemployer Plan) by the Company, any Subsidiary of the Company or any ERISA Affiliate which is or would be materially adverse to the business, condition (financial or otherwise) or operations of the Company and its Subsidiaries taken as a whole. Neither the Company, any Subsidiary of the Company nor any ERISA Affiliate has incurred or presently expects to incur any withdrawal liability under Title IV of ERISA with respect to any Multiemployer Plan which is or would be materially adverse to the business, condition (financial or otherwise) or operations of the Company and its Subsidiaries taken as a whole. The execution and delivery of this Agreement and the issuance and sale of the Notes will be exempt from, or will not involve any transaction which is subject to, the prohibitions of section 406 of ERISA and will not involve any transaction in connection with which a penalty could be imposed under section 502(i) of ERISA or a tax could be imposed pursuant to section 4975 of the Code. The representation by the Company in the next preceding sentence is made in reliance upon and subject to the accuracy of each Purchaser's representation in paragraph 9B.

         8K. GOVERNMENTAL CONSENT. Neither the nature of the Company or of any Subsidiary, nor any of their respective businesses or properties, nor any relationship between the Company or any Subsidiary and any other Person, nor any circumstance in connection with the offering, issuance, sale or delivery of the Notes, the merger pursuant to the Transaction Agreement or the transactions contemplated by the other Related Agreements is such as to require any authorization, consent, approval, exemption or other action by or notice to or filing with any court or administrative or governmental body (other than (i) filings pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, relating to the merger pursuant to the Transaction Agreement, which filing has been made and for which the waiting period under said Act has expired, and (ii) routine filings after the date of closing with the Securities and Exchange Commission and/or state Blue Sky authorities) in connection with the execution and delivery of this Agreement or the Related Agreements, the offering, issuance, sale or delivery of the Notes, the consummation of the merger pursuant to the Transaction Agreement or the transactions contemplated by the other Related Agreements or fulfillment of or compliance with the terms and provisions hereof or of the Notes.

         8L. COMPLIANCE WITH ENVIRONMENTAL AND OTHER LAWS. The Company and its Subsidiaries and all of their respective properties and facilities have complied at all times and in all respects with all federal, state, local and regional statutes, laws, ordinances and judicial or administrative orders, judgments, rulings and regulations, including, without limitation, those relating to protection of the environment except, in any such case, where failure to comply, individually or in the aggregate, would not reasonably be expected to result in a material adverse effect on the business, condition (financial or otherwise) or operations of the Company and its Subsidiaries taken as a whole.

         8M. REGULATORY STATUS. The Company is not (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, (ii) a "holding company" or a "public utility company" or a "subsidiary company" or an "affiliate" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended, or (iii) a "public utility" within the meaning of the Federal Power Act, as amended.

         8N. PERMITS AND OTHER OPERATING RIGHTS. The Company and each Subsidiary of the Company has all such valid and sufficient certificates of convenience and necessity, franchises, licenses, permits, operating rights and other authorizations from federal, state, foreign, regional, municipal and other local regulatory bodies or administrative agencies or other governmental bodies having jurisdiction over the Company or any Subsidiary of the Company or any of its Properties, as are necessary for the ownership, operation and maintenance of its businesses and Properties, as presently conducted and as proposed to be conducted while the Notes are outstanding, subject to exceptions and deficiencies which, individually or in the aggregate, would not reasonably be expected to materially adversely affect the business and operations of the Company, any Subsidiary of the Company or any material part thereof, and such certificates of convenience and necessity, franchises, licenses, permits, operating rights and other authorizations from federal, state, foreign, regional, municipal and other local regulatory bodies or administrative agencies or other governmental bodies having jurisdiction over the Company, any Subsidiary of the Company or any of its Properties are free from restrictions or conditions which, individually or in the aggregate, would reasonably be expected to be materially adverse to the business or operations of the Company and its Subsidiaries and neither the Company nor any Subsidiary of the Company is in violation of any restriction or condition thereof in any material respect.

         8O. YEAR 2000 COMPLIANCE. The Company and its Subsidiaries have begun to conduct an analysis of, and have begun to develop a compliance program with respect to, the effect of Year 2000 upon the key software, tradeware, telecommunications, physical plant and automated processes of the Company and its Subsidiaries and upon the key customers and suppliers of the Company and its Subsidiaries. The Company anticipates that such compliance program will be completed on a timely basis and that the impact of Year 2000 on the Company, its Subsidiaries and the key customers and suppliers of the Company and its Subsidiaries should not be such as to materially adversely affect the business, financial condition or operation of the business and its Subsidiaries, taken as a whole.

         8P. DISCLOSURE. Neither this Agreement nor any other document, certificate or written statement furnished to any Purchaser by or on behalf of the Company in connection herewith, including, without limitation, the Memorandum, taken as a whole, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading. There is no fact or facts peculiar to the Company or any of its Subsidiaries which materially adversely affects or in the future may (so far as the Company can now reasonably foresee), individually or in the aggregate, reasonably be expected to materially adversely affect the business, property or assets, or financial condition of the Company and its Subsidiaries and which has not been set forth in this Agreement or in the other documents, certificates and statements furnished to each Purchaser by or on behalf of the Company prior to the date hereof in connection with the transactions contemplated hereby. The financial projections delivered to the Purchasers are made in good faith and based on reasonable assumptions. The copies of the Related Agreements and all documents and instruments delivered thereunder, including the evidence that the merger of Cenex into the Company has been consummated in accordance with the Transaction Agreement, delivered by the Company to the special counsel for the Purchasers are true and complete copies of the Related Agreements and such documents and instruments delivered thereunder are now in full force and effect. The Company has received the proceeds of the initial advances under the Senior Revolving Credit Agreement and the proceeds of the term loan under the Senior Term Loan Agreement.

         9. REPRESENTATIONS OF EACH PURCHASER. Each Purchaser represents as follows:

         9A. NATURE OF PURCHASE. Such Purchaser is not acquiring the Notes to be purchased by it hereunder with a view to or for sale in connection with any distribution thereof within the meaning of the Securities Act, provided that the disposition of such Purchaser's property shall at all times be and remain within its control. Such Purchaser will not sell or otherwise transfer the Notes to be purchased by it hereunder in violation of the Securities Act.

         9B. SOURCE OF FUNDS. At least one of the following statements is an accurate representation as to each source of funds (a "SOURCE") to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

                  (a) The Source being used by such Purchaser to pay the purchase price of the Notes being purchased by such Purchaser hereunder constitutes assets: (i) allocated to the "insurance company general account" of such Purchaser (as such term is defined under Section V of the United States Department of Labor's Prohibited Transaction Class Exemption "TCE" 95-60), and as of the date of the purchase of the Notes such Purchaser satisfies all of the applicable requirements for relief under Section I and IV of PTCE 95-60, (ii) allocated to a separate account maintained by such Purchaser in which no employee benefit plan, other than employee benefit plans identified on a list which has been furnished by such Purchaser to the Company, participates to the extent of 10% or more, or (iii) of an investment fund, the assets of which do not include assets of any employee benefit plan within the meaning of ERISA; or

                  (b) The Source is either (i) an insurance company pooled separate account, within the meaning of Prohibited Transaction Exemption ("PTE") 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as such Purchaser has disclosed to the Company in writing pursuant to this paragraph (b), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

                  (c) The Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (c); or

                  (d) The Source is a governmental plan; or

                  (e) The Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (e); or

                  (f) The Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms "EMPLOYEE BENEFIT PLAN", "GOVERNMENTAL PLAN", "PARTY IN INTEREST" and "SEPARATE ACCOUNT" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

         10. DEFINITIONS. For the purpose of this Agreement, the terms defined in the introductory sentence and in paragraphs 1 through 9, inclusive, shall have the respective meanings specified therein, and the following terms shall have the meanings specified with respect thereto below:

         10A. YIELD-MAINTENANCE TERMS.

                  "BUSINESS DAY" shall mean any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

                  "CALLED PRINCIPAL" shall mean, with respect to any Note, the principal of such Note that is to be prepaid pursuant to paragraph 4B or is declared to be immediately due and payable pursuant to paragraph 7A, as the context requires.

                  "DISCOUNTED VALUE" shall mean, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (as converted to reflect the same periodic basis on which interest on the Notes is payable, if payable other than on a semi-annual basis) equal to the Reinvestment Yield with respect to such Called Principal.

                  "REINVESTMENT YIELD" shall mean, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by (i) the yields reported, as of 10:00 a.m. (New York City time) on the Business Day next preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page 678" on the Dow Jones Markets, Inc. services (Telerate) (or such other display as may replace Page 678 on the Dow Jones Markets, Inc. services (Telerate)) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or if such yields shall not be reported as of such time or the yields reported as of such time shall not be ascertainable, (ii) the Treasury Constant Maturity Series yields reported, for the latest day for which such yields shall have been so reported as of the Business Day next preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield shall be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between yields reported for various maturities.

                  "REMAINING AVERAGE LIFE" shall mean, with respect to the Called Principal of any Note, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) each Remaining Scheduled Payment of such Called Principal (but not of interest thereon) by (b) the number of years (calculated to the nearest one-twelfth year) which will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

                  "REMAINING SCHEDULED PAYMENTS" shall mean, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due on or after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date.

                  "SETTLEMENT DATE" shall mean, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to paragraph 4B or is declared to be immediately due and payable pursuant to paragraph 7A, as the context requires.

                  "YIELD-MAINTENANCE AMOUNT" shall mean, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Called Principal of such Note over the sum of (i) such Called Principal plus
(ii) interest accrued thereon as of (including interest due on) the Settlement Date with respect to such Called Principal. The Yield-Maintenance Amount shall in no event be less than zero.

         10B.     OTHER TERMS.

                  "AFFILIATE" shall mean any Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, the Company, except a Subsidiary of the Company. A Person shall be deemed to control a corporation or other entity if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation or entity, whether through the ownership of voting securities, by contract or otherwise.

                  "BANKRUPTCY LAW" shall have the meaning specified in clause
(viii) of paragraph 7A.

                  "CAPITALIZED LEASE" shall mean any lease the obligations under which constitute Capitalized Lease Obligations.

                  "CAPITALIZED LEASE OBLIGATION" shall mean any rental obligation which, under generally accepted accounting principles, would be required to be capitalized on the books of the Company or any Subsidiary of the Company, taken at the amount thereof accounted for as indebtedness (net of interest expense) in accordance with such principles.

                  "CENEX" shall have the meaning given in the first paragraph of this Agreement.

                  "CHANGE OF CONTROL" shall mean any Person or Persons acting in concert, together with the Affiliates thereof, directly or indirectly controlling or owning (beneficially or otherwise) in the aggregate more than 50% of the aggregate voting power of the issued and outstanding Voting Interests of the Company.

                  "CODE" shall mean the Internal Revenue Code of 1986, as amended.

                  "CONSOLIDATED CASH FLOW" for any period shall mean the sum of
(i) earnings before income taxes of the Company and its Subsidiaries for such period, determined on a consolidated basis in accordance with generally accepted accounting principles, plus (ii) the amounts that have been deducted in the determination of such earnings before income taxes for such period for (a) interest expense, (b) depreciation, and (c) amortization, minus (iii) the amounts that have been included in the determination of such earnings before income taxes for such period for (a) one-time gains, (b) extraordinary income, (c) non-cash patronage income, and (d) non-cash equity earnings in joint ventures.

                  "CONSOLIDATED NET WORTH" as of any date shall mean members' equity of the Company and its Subsidiaries as of such date, determined on a consolidated basis in accordance with generally accepted accounting principles.

                  "CONSOLIDATED TANGIBLE NET WORTH" as of any date shall mean Consolidated Net Worth as of such date, less any goodwill or other intangible assets but, adding back in the minority interests in Subsidiaries of the Company.

                  "CONSOLIDATED TOTAL ASSETS" as of any date shall mean the total assets of the Company and its Subsidiaries as of such date, determined on a consolidated basis in accordance with generally accepted accounting principles.

                  "DEBT" shall mean, with respect to any Person (i) all obligations of such Person for borrowed money (including all obligations for borrowed money secured by any Lien with respect to any Property owned by such Person whether or not such Person has assumed or otherwise become liable for such obligations), (ii) all obligations of such Person for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to such property), (iii) all Capital Lease Obligations of such Person and (iv) all Guarantees of such Person with respect to liabilities of the type described in clause (i), (ii) or (iii) of any other Person, provided that (a) Debt of a Subsidiary of the Company shall exclude such obligations and Guarantees of such Subsidiary if owed or guaranteed by a Subsidiary to the Company or a Wholly-Owned Subsidiary of the Company, (b) Debt of the Company shall exclude such obligations and Guarantees if owed or guaranteed by the Company to a Wholly-Owned Subsidiary of the Company and (c) Debt of the Company shall exclude any unfunded obligations which may exist now and in the future in the Company's pension plans.

                  "DISPOSITION VALUE" shall mean, with respect to the Transfer of any Property:

                  (i) in the case of Property that does not constitute capital stock of or other ownership interests in any Subsidiary of the Company, the book value thereof, valued at the time of such Transfer in good faith by the board of directors of the Company, and

                  (ii) in the case of Property that constitutes capital stock of or other ownership interests in any Subsidiary of the Company, an amount equal to that percentage of book value of the assets of the Subsidiary that issued such capital stock or other ownership interests as is equal to the percentage that the book value that such capital stock or other ownership interests represents of the book value of all of the outstanding capital stock of or other ownership interests in such Subsidiary (assuming, in making such calculations, that all securities convertible into such capital stock or other ownership interests are so converted and giving full effect to all transactions that would occur or be required in connection with such conversion), determined at the time of such Transfer in good faith by the board of directors of the Company.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

                  "ERISA AFFILIATE" shall mean any corporation which is a member of the same controlled group of corporations as the Company within the meaning of section 414(b) of the Code, or any trade or business which is under common control with the Company within the meaning of section 414(c) of the Code.

                  "EVENT OF DEFAULT" shall mean any of the events specified in paragraph 7A, provided that there has been satisfied any requirement in connection with such event for the giving of notice, or the lapse of time, or the happening of any further condition, event or act, and "DEFAULT" shall mean any of such events, whether or not any such requirement has been satisfied.

                  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

                  "FUNDED DEBT" shall mean, with respect to any Person, all Debt which would, in accordance with generally accepted accounting principles, be required to be classified as a long term liability on the books of such Person, and shall include, without limitation (i) any Debt which by its terms or by the terms of any instrument or agreement relating thereto matures, or which is otherwise payable or unpaid, more than one year from the date of creation thereof, (ii) any Debt outstanding under a revolving credit or similar agreement providing for borrowings (and renewals and extensions thereof) which would, in accordance with generally accepted accounting principles, be required to be classified as a long term liability of such Person, (iii) any Capital Lease Obligation of such Person, and (iv) any Guarantee of such Person with respect to Funded Debt of another Person. Notwithstanding anything to the contrary contained herein, any Debt outstanding under a revolving credit or similar agreement providing for borrowings where no amount of such Debt is outstanding for a period of 30 consecutive days during each 12 month period (and which has not been refinanced with other Debt which does not constitute Funded Debt) will not be deemed to constitute Funded Debt.

                  "GUARANTEE" shall mean, with respect to any Person, any direct or indirect liability, contingent or otherwise, of such Person with respect to any Debt, lease, dividend or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business) or discounted or sold with recourse by such Person, or in respect of which such Person is otherwise directly or indirectly liable, including, without limitation, any such obligation in effect guaranteed by such Person through any agreement (contingent or otherwise) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain the solvency or any balance sheet or other financial condition of the obligor of such obligation, or to make payment for any products, materials or supplies or for any transportation or services regardless of the non-delivery or non-furnishing thereof, in any such case if the purpose or intent of such agreement is to provide assurance that such obligation will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected against loss in respect thereof. The amount of any Guarantee shall be equal to the outstanding principal amount of the obligation guaranteed or such lesser amount to which the maximum exposure of the guarantor shall have been specifically limited.

                  "LIEN" shall mean any mortgage, pledge, security interest, encumbrance, lien (statutory or otherwise) or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction), any interest or title of any lessor under a Capital Lease, or any other type of preferential arrangement for the purpose, or having the effect, of protecting a creditor against loss or securing the payment or performance of an obligation.

                  "MEMORANDUM" shall mean the Company's "Confidential Direct Placement Memorandum", dated April, 1998, relating to the Notes, provided by or on behalf of the Company to the Purchasers.

                  "MULTIEMPLOYER PLAN" shall mean any Plan which is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

                  "NET PROCEEDS AMOUNT" shall mean, with respect to any Transfer of any Property by any Person, an amount equal to the difference of (i) the aggregate amount of the consideration (valued at the fair market value of such consideration at the time of the consummation of such Transfer) received by such Person in respect of such Transfer, minus (ii) all ordinary and reasonable out-of-pocket costs and expenses actually incurred by such Person in connection with such Transfer.

                  "NOTES" shall have the meaning given in paragraph 1 hereof.

                  "OFFICER'S CERTIFICATE" shall mean a certificate signed in the name of the Company by its President, one of its Vice Presidents or its Treasurer.

                  "PERSON" shall mean and include an individual, a partnership, a joint venture, a corporation, a trust, a limited liability company, an unincorporated organization and a government or any department or agency thereof.

                  "PLAN" shall mean any "employee pension benefit plan" (as such term is defined in section 3 of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Company or any ERISA Affiliate.

                  "PRIORITY DEBT" shall mean (i) all Debt of the Company or any Subsidiary of the Company secured by a Lien (other than Debt secured only by Liens permitted under clauses (i) through (viii) of paragraph 6D hereof), and
(ii) all Funded Debt of the Subsidiaries of the Company.

                  "PROPERTY" shall mean any interest in any kind of property or asset, whether real, personal or mixed, tangible or intangible.

                  "QPAM EXEMPTION" shall mean Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

                  "RELATED AGREEMENTS" shall mean the Senior Revolving Credit Agreement, the Senior Term Loan Agreement and the Transaction Agreement.

                  "RESPONSIBLE OFFICER" shall mean the chief executive officer, chief operating officer, chief financial officer or chief accounting officer of the Company or any other officer of the Company involved principally in its financial administration or its controllership function.

                  "REQUIRED HOLDER(S)" shall mean the holder or holders of at least a majority of the aggregate principal amount of the Notes from time to time outstanding.

                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

                  "SENIOR REVOLVING CREDIT AGREEMENT" shall mean the Credit Agreement (Revolving Loan), dated as of June 1, 1998, among the Company, CoBank, ACB, St. Paul Bank for Cooperatives and the other lenders parties thereto, providing for a $600,000,000 unsecured revolving credit facility to the Company.

                  "SENIOR TERM LOAN AGREEMENT" shall mean the Credit Agreement (Term Loan), dated as of June 1, 1998, among the Company, CoBank, ACB, St. Paul Bank for Cooperatives and the other lenders parties thereto, providing for a $200,000,000 unsecured term loan due 2009 to the Company.

                  "SIGNIFICANT HOLDER" shall mean (i) each Purchaser and its affiliates, so long as such Purchaser or its affiliates shall hold (or be committed under this Agreement to purchase) any Note, (ii) any other holder of at least 1% of the aggregate principal amount of the Notes from time to time outstanding, or (iii) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

                  "SUBSIDIARY" shall mean with respect to any Person any other Person greater than 50% of the total combined voting power of all classes of Voting Interests of which shall, at the time as of which any determination is being made, be owned by such first Person either directly or through other Subsidiaries of such first Person.

                  "TRANSACTION AGREEMENT" shall mean the Transaction Agreement, dated January 29, 1998, between Cenex and the Company providing for the merger of Cenex into the Company.

                  "TRANSFER" shall have the meaning given in paragraph 6F hereof.

                  "TRANSFEREE" shall mean any direct or indirect transferee of all or any part of any Note purchased by any Purchaser under this Agreement.

                  "VOTING INTERESTS" shall mean (a) with respect to any stock corporation, any shares of stock of such corporation whose holders are entitled under ordinary circumstances to vote for the election of directors of such corporation or persons performing similar functions (irrespective of whether at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency), and (b) with respect to the Company or any other entity, membership or other ownership interests in the Company or such other entity whose holders are entitled under ordinary circumstances to vote for the election of the directors of the Company or such other entity or persons performing similar functions (irrespective of whether at the time membership or other ownership interests of any other class or classes shall have or might have voting power by reasoning of the happening of any contingency).

                  "WHOLLY-OWNED SUBSIDIARY" shall mean any Subsidiary of the Company all of the outstanding capital stock or other ownership interests of every class of which is owned by the Company or another Wholly-Owned Subsidiary.

         10C. ACCOUNTING PRINCIPLES, TERMS AND DETERMINATIONS. All references in this Agreement to "generally accepted accounting principles" shall be deemed to refer to generally accepted accounting principles in effect in the United States at the time of application thereof. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all unaudited financial statements and certificates and reports as to financial matters required to be furnished hereunder shall be prepared, in accordance with generally accepted accounting principles, applied on a basis consistent with the most recent audited consolidated financial statements of the Company and its Subsidiaries delivered pursuant to clause (ii) of paragraph 5A or, if no such statements have been so delivered, the most recent audited financial statements referred to in clause (i) of paragraph 8B.

         11. MISCELLANEOUS.

         11A. NOTE PAYMENTS. The Company agrees that, so long as any Purchaser shall hold any Note, it will make payments of principal of, interest on and any Yield-Maintenance Amount payable with respect to such Note, which comply with the terms of this Agreement, by wire transfer of immediately available funds for credit (not later than 12:00 noon, New York City time, on the date due) to such Purchaser's account or accounts as specified in the

Purchaser Schedule attached hereto, or such other account or accounts in the United States as such Purchaser may designate in writing, notwithstanding any contrary provision herein or in any Note with respect to the place of payment. Each Purchaser agrees that, before disposing of any Note, such Purchaser will make a notation thereon (or on a schedule attached thereto) of all principal payments previously made thereon and of the date to which interest thereon has been paid. The Company agrees to afford the benefits of this paragraph 11A to any Transferee which shall have made the same agreement as each Purchaser has made in this paragraph 11A.

         11B. EXPENSES. The Company agrees, whether or not the transactions contemplated hereby shall be consummated, to pay, and save each Purchaser and any Transferee harmless against liability for the payment of, all out-of-pocket expenses arising in connection with such transactions, including (i) all document production and duplication charges and the fees and expenses of any special counsel engaged by such Purchaser or such Transferee in connection with this Agreement, the transactions contemplated hereby and any subsequent proposed modification of, or proposed consent under, this Agreement, whether or not such proposed modification shall be effected or such proposed consent granted, and
(ii) the costs and expenses, including attorneys' fees, incurred by such Purchaser or such Transferee in enforcing (or determining whether or how to enforce) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the transactions contemplated hereby or by reason of such Purchaser's or such Transferee's having acquired any Note, including without limitation costs and expenses incurred in any bankruptcy case and (iii) all costs and expenses, including without limitation reasonable attorneys' fees, of obtaining a Private Placement Number from the CUSIP Service Bureau of Standard and Poor's Ratings Group with respect to the Notes. The obligations of the Company under this paragraph 11B shall survive the transfer of any Note or portion thereof or interest therein by any Purchaser or any Transferee and the payment of any Note.

         11C. CONSENT TO AMENDMENTS.

         11C(1). REQUIRED CONSENT. This Agreement may be amended, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if the Company shall obtain the written consent to such amendment, action or omission to act, of the Required Holder(s) except that, without the written consent of the holder or holders of all Notes at the time outstanding, no amendment to this Agreement shall change the maturity of any Note, or change the principal of, or the rate or time of payment of interest on or any Yield-Maintenance Amount payable with respect to any Note, or affect the time, amount or allocation of any prepayments, or change the proportion of the principal amount of the Notes required with respect to any consent, amendment, waiver or declaration. Each holder of any Note at the time or thereafter outstanding shall be bound by any consent authorized by this paragraph 11C, whether or not such Note shall have been marked to indicate such consent, but any Notes issued thereafter may bear a notation referring to any such consent. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein and in the Notes, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

         11C(2). SOLICITATION OF HOLDERS OF NOTES.

                  (a) The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this paragraph 11C to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

                  (b) The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant inducement to the entering into by any holder of Notes or any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

         11D. FORM, REGISTRATION, TRANSFER AND EXCHANGE OF NOTES; LOST NOTES. The Notes are issuable as registered notes without coupons in denominations of at least $100,000, except as may be necessary to reflect any principal amount not evenly divisible by $100,000. The Company shall keep at its principal office a register in which the Company shall provide for the registration of Notes and of transfers of Notes. Upon surrender for registration of transfer of any Note at the principal office of the Company, the Company shall, at its expense, execute and deliver one or more new Notes of like tenor and of a like aggregate principal amount, registered in the name of such transferee or transferees. At the option of the holder of any Note, such Note may be exchanged for other Notes of like tenor and of any authorized denominations, of a like aggregate principal amount, upon surrender of the Note to be exchanged at the principal office of the Company. Whenever any Notes are so surrendered for exchange, the Company shall, at its expense, execute and deliver the Notes which the holder making the exchange is entitled to receive. Every Note surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer duly executed, by the holder of such Note or such holder's attorney duly authorized in writing. Any Note or Notes issued in exchange for any Note or upon transfer thereof shall carry the rights to unpaid interest and interest to accrue which were carried by the Note so exchanged or transferred, so that neither gain nor loss of interest shall result from any such transfer or exchange. Upon receipt of written notice from the holder of any Note of the loss, theft, destruction or mutilation of such Note and, in the case of any such loss, theft or destruction, upon receipt of such holder's unsecured indemnity agreement, or in the case of any such mutilation upon surrender and cancellation of such Note, the Company will make and deliver a new Note, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Note.

         11E. PERSONS DEEMED OWNERS; PARTICIPATIONS. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name any
Note is registered as the owner and holder of such Note for the purpose of receiving payment of principal of, interest on and any Yield-Maintenance Amount payable with respect to such Note and for all other purposes whatsoever, whether or not such Note shall be overdue, and the Company shall not be affected by notice to the contrary. Subject to the preceding sentence, the holder of any Note may from time to time grant participations in such Note to any Person on such terms and conditions as may be determined by such holder in its sole and absolute discretion, provided that any such participation shall be in a principal amount of at least $100,000.

         11F. ADDITIONAL SERIES OF NOTES.

         11F(1). PROVISION FOR ADDITIONAL SERIES OF NOTES. The Company may, from time to time, issue and sell additional series of its unsecured promissory notes (each additional series being designated by the next succeeding letter of the alphabet following designation of the immediately preceding series) to one or more additional purchasers (which may include one of the Purchasers if such Purchaser shall in its sole discretion consent thereto) and may, in connection with the documentation of such additional series, incorporate by reference all of or certain of the provisions of this Agreement; provided, however, that such incorporation by reference shall not dilute or otherwise affect the relative priority or other rights of the holders of the Notes hereunder or any subsequent series of notes, including, without limitation, the percentages of the Notes required to approve an amendment to this Agreement or to effect a waiver pursuant to paragraph 11C hereof or the percentages of the Notes required to accelerate the maturity of the Notes or to rescind such an acceleration of the maturity of the Notes pursuant to paragraphs 7A or 7B hereof. This paragraph 11F does not in any manner obligate any Purchaser or the holders of the Notes to purchase or agree to purchase additional series of the Company's unsecured promissory notes now or at any time in the future. FOR ALL PURPOSES OF THIS AGREEMENT, ANY ADDITIONAL SERIES OF THE COMPANY'S UNSECURED PROMISSORY NOTES WHICH MAY HEREAFTER BE ISSUED SHALL NOT CONSTITUTE "NOTES" AS USED HEREIN.

         11F(2). CONDITIONS TO ADDITIONAL SERIES OF NOTES. The Company may (but shall not be required to) at any time, or from time to time, offer to any holder of the Notes an opportunity to purchase additional promissory notes. No holder of the Notes shall have any obligation to make any such additional purchase, and may reject such offers at its sole discretion.

         11G. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT. All representations and warranties contained herein or made in writing by or on behalf of the Company in connection herewith shall survive the execution and delivery of this Agreement and the Notes, the transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any Transferee, regardless of any investigation made at any time by or on behalf of any Purchaser or any Transferee. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between the Purchasers and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

         11H. SUCCESSORS AND ASSIGNS. All covenants and other agreements in this Agreement contained by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including, without limitation, any Transferee) whether so expressed or not.

         11I. INDEPENDENCE OF COVENANTS. All covenants hereunder shall be given independent effect so that if a particular action or condition is prohibited by any one of such covenants, the fact that it would be permitted by an exception to, or otherwise be in compliance with the limitations of, another covenant shall not avoid (i) the occurrence of a Default or Event of Default if such action is taken or such condition exists or (ii) in any way prejudice an attempt by the holder of any Note to prohibit through equitable action or otherwise the taking of any action by the Company or any Subsidiary which would result in a Default or Event of Default.

         11J. NOTICES. All written communications provided for hereunder shall be sent by first class mail or nationwide overnight delivery service (with charges prepaid) and (i) if to any Purchaser, addressed to such Purchaser at the address specified for such communications in the Purchaser Schedule attached hereto, or at such other address as such Purchaser shall have specified to the Company in writing, (ii) if to any other holder of any Note, addressed to such other holder at such address as such other holder shall have specified to the Company in writing or, if any such other holder shall not have so specified an address to the Company, then addressed to such other holder in care of the last holder of such Note which shall have so specified an address to the Company, and (iii) if to the Company, addressed to it at 5500 Cenex Drive, Inver Grove Heights, MN 55077, Attention: Vice President-Finance with a copy to the attention of the General Counsel, or at such other address as the Company shall have specified to the holder of each
Note in writing; provided, however, that any such communication to the Company may also, at the option of the holder of any Note, be delivered by any other means either to the Company at its address specified above or to any officer of the Company.

         11K. PAYMENTS DUE ON NON-BUSINESS DAYS. Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Yield-Maintenance Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

         11L. SATISFACTION REQUIREMENT. If any agreement, certificate or other writing, or any action taken or to be taken, is by the terms of this Agreement required to be satisfactory to any Purchaser or to the Required Holder(s), the determination of such satisfaction shall be made by such Purchaser or the Required Holder(s), as the case may be, in the sole and exclusive judgment (exercised in good faith) of the Person or Persons making such determination.

         11M. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF ILLINOIS.

         11N. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         11O. DESCRIPTIVE HEADINGS. The descriptive headings of the several paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

         11P. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.

         11Q. SEVERALTY OF OBLIGATIONS. The sales of Notes to the Purchasers are to be several sales, and the obligations of the Purchasers under this Agreement are several obligations. Except as provided in paragraph 3I, no failure by any Purchaser to perform its obligations under this Agreement shall relieve any other Purchaser or the Company of any of its obligations hereunder, and no Purchaser shall be responsible for the obligations of, or any action taken or omitted by, any other Purchaser hereunder.


                            [SIGNATURE PAGE FOLLOWS]

         If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterparts of this letter and return the same to the Company, whereupon this letter shall become a binding agreement among the Company and the Purchasers.

                                    Very truly yours,

                                    CENEX HARVEST STATES COOPERATIVES



                                    By: /s/ T. F. Baker
                                        ----------------------------------------
                                        Title: Executive Vice President -
                                        Finance & Administration

The foregoing Agreement is
hereby accepted as of the
date first above written.


THE PRUDENTIAL INSURANCE COMPANY
 OF AMERICA



By:  /s/ P. Scott von Fischer
     --------------------------------
     Vice President

THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY

By:  Advantus Capital Management, Inc.



By:  /s/ John Lirich
     --------------------------------
     Title: Vice President
            -------------------------


PIONEER MUTUAL LIFE INSURANCE COMPANY

By:  Advantus Capital Management, Inc.



By:  /s/ John Lirich
     --------------------------------
     Title: Vice President
            -------------------------


MUTUAL TRUST LIFE INSURANCE COMPANY

By:  Advantus Capital Management, Inc.



By:  /s/ John Lirich
     --------------------------------
     Title: Vice President
            -------------------------


GUARANTEE RESERVE LIFE INSURANCE COMPANY

By:  Advantus Capital Management, Inc.



By:  /s/ John Lirich
     --------------------------------
     Title: Vice President
            -------------------------

THE CATHOLIC AID ASSOCIATION

By:  Advantus Capital Management, Inc.



By:  /s/ Steven M. Lande
     ---------------------------------
     Title: Vice President
            --------------------------


NATIONAL TRAVELERS LIFE COMPANY

By:  Advantus Capital Management, Inc.



By:  /s/ Steven M. Lande
     ---------------------------------
     Title: Vice President
            --------------------------


UNITY MUTUAL LIFE INSURANCE COMPANY

By:  Advantus Capital Management, Inc.



By:  /s/ Steven M. Lande
     ---------------------------------
     Title: Vice President
            --------------------------


THE BALTIMORE LIFE INSURANCE COMPANY

By:  Advantus Capital Management, Inc.



By:  /s/ Steven M. Lande
     ---------------------------------
     Title: Vice President
            --------------------------

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY



By:  /s/ Michael L. Klofas
     ---------------------------------
     Title: Managing Director
            --------------------------

THE GUARDIAN LIFE INSURANCE
  COMPANY OF AMERICA



By:  /s/ Thomas M. Dauwhue
     ---------------------------------
     Title: Vice President
            --------------------------

UNITED OF OMAHA LIFE INSURANCE COMPANY



By:  /s/ Edwin H. Garrison Jr.
     ---------------------------------
     Title: First Vice President
            --------------------------


MUTUAL OF OMAHA INSURANCE COMPANY



By:  /s/ Edwin H. Garrison Jr.
     ---------------------------------
     Title: First Vice President
            --------------------------


COMPANION LIFE INSURANCE COMPANY



By:  /s/ Edwin H. Garrison Jr.
     ---------------------------------
     Title: First Vice President
            --------------------------


By:  /s/ Jeffry F. Sailer
     ---------------------------------
     Title: Assistant Treasurer
            --------------------------

KNIGHTS OF COLUMBUS



By:  /s/ Robert J. Lane
     ----------------------------------
     Title: Assistant Supreme Secretary
            ---------------------------

KEYPORT LIFE INSURANCE COMPANY



By:  Stein, Roe and Farnham Incorporated,
       as agent


By:  /s/ Richard A. Hegwood
     ----------------------------------
         Title: Senior Vice President
                -----------------------

MODERN WOODMEN OF AMERICA



By:  /s/ G. E. Stoefen
     ----------------------------------
     Title: Director, Treasurer &
            Investment Manager
            ---------------------------

TMG LIFE INSURANCE COMPANY



By:  /s/ Constance L. Keller
     -----------------------------------
     Title: Director, Private Placements
            ----------------------------
            The Mutual Group (U.S.), Inc.


By:  /s/ Michael J. Steppe
     ----------------------------------
         Title: Senior Vice President
                -----------------------

PROVIDENT MUTUAL LIFE INSURANCE COMPANY



By:  /s/ J. Kath
     -----------------------------------
     Title: Vice President
            ----------------------------


PROVIDENTMUTUAL LIFE AND ANNUITY
COMPANY OF AMERICA



By:  /s/ J. Kath
     -----------------------------------
     Title: Vice President
            ----------------------------

AMERITAS LIFE INSURANCE CORP.

By:  Ameritas Investment Advisors, Inc., as Agent


     /s/ Patrick J. Henry
By:  ---------------------------------
     Patrick J. Henry
     Vice President - Fixed Income Securities

INDIANAPOLIS LIFE INSURANCE COMPANY



By:  /s/ Kent A. Deeter
     -----------------------------------
     Title: Portfolio Manager
            ----------------------------

THE SECURITY MUTUAL LIFE INSURANCE
  COMPANY OF LINCOLN, NEBRASKA



By:  /s/ Kevin W. Hammond
     -----------------------------------
     Title: Vice President
            Chief Investment Officer
            ----------------------------

WOODMEN ACCIDENT AND LIFE COMPANY



By:  /s/ Al M. McCray
     -----------------------------------
     Title: Senior Director, Securities
            Investment and Assistant
            Treasurer
            ----------------------------

                               PURCHASER SCHEDULE

                                                       Aggregate
                                                       Principal
                                                       Amount of
                                                       Notes to be   Note Denom-
                                                       Purchased     ination(s)
                                                       -----------   -----------

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA            $92,000,000   $80,000,000
                                                                     $12,000,000
(1) All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds for credit to:

      Account No. 890-0304-391 (in the case of payments on account of the Note originally issued in the principal amount of $80,000,000)

      Account No. 890-0304-944 (in the case of payments on account of the Note originally issued in the principal amount of $12,000,000)

      The Bank of New York
      New York, New York
      (ABA No.: 021-000-018)

      Each such wire transfer shall set forth the name of the Company, a reference to "6.81%
      Senior Notes due June 19, 2013, Security No.
      !INV5998!" (in case of payments on account of the Note originally issued in the principal amount of $80,000,000) or Security No.
      "!INV5999!" (in case of payments on account of the Note originally issued in the principal amount of $12,000,000), and the due date and application (as among principal, interest and Yield-Maintenance Amount) of the payment being made.

(2)   Address for all notices relating to payments:

      The Prudential Insurance Company
        of America
      c/o Prudential Capital Group
      Gateway Center Three
      100 Mulberry Street
      Newark, New Jersey 07102-4077

      Attention:  Manager, Investment
        Operations Group
      Telephone: (973) 802-5260
      Telecopier: (973) 802-8055

(3) Address for all other communications and notices:

      The Prudential Insurance Company
        of America
      c/o Prudential Capital Group
      Two Prudential Plaza, Suite 5600
      Chicago, Illinois 60601

      Attention: Managing Director
      Telephone: (312) 540-0931
      Telecopier: (312) 540-4222

(4)   Recipient of telephonic prepayment notices:

      Manager, Investment Structuring and Pricing
      Telephone: (973) 802-7398
      Telecopier: (973) 802-9425

(5)   Tax Identification No.:  22-1211670

                                                       Aggregate
                                                       Principal
                                                       Amount of
                                                       Notes to be   Note Denom-
                                                       Purchased     ination(s)
                                                       -----------   -----------

THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY            $22,000,000   $22,000,000

(1) All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds for credit to:

      U.S. Bank Trust N.A.
      Minneapolis, Minnesota
      ABA #091000022
      BNF The Minnesota Mutual Life Insurance
       Company
      Account No. 1801-10-00600-4

      Each such wire transfer shall set forth the name of the Company, a reference to "6.81%
      Senior Notes due June 19, 2013, PPN 15131#
      A A 4", and the due date and application (as among principal, interest and Yield-Maintenance
      Amount) of the payment being made.

(2) Address for all notices relating to payments and all other communications and notices:

      The Minnesota Mutual Life Insurance Company
      400 Robert Street North
      St. Paul, Minnesota 55101

      Attention: Advantus Capital Management, Inc.
      Telecopier: (612) 223-5959

(3)   Tax Identification No.: 41-0417830

                                                       Aggregate
                                                       Principal
                                                       Amount of
                                                       Notes to be   Note Denom-
                                                       Purchased     ination(s)
                                                       -----------   -----------

PIONEER MUTUAL LIFE INSURANCE COMPANY                  $ 1,000,000   $ 1,000,000

(1) All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds for credit to:

      The Bank of New York
      ABA #021-000-018

      For credit to:
            Pioneer Mutual Life Insurance Company/
            NCT &Co. Fargo
            Account No. 270576

      Each such wire transfer shall set forth the name of the Company, a reference to "6.81%
      Senior Notes due June 19, 2013, PPN 15131#
      A A 4", and the due date and application (as among principal, interest and Yield-Maintenance
      Amount) of the payment being made.

(2) Address for all notices relating to payments and all other communications and notices:

      Pioneer Mutual Life Insurance Company
      c/o Advantus Capital Management, Inc.
      400 Robert Street North
      St. Paul, MN 55101

      Attention: Client Administrator

(3)   Tax Identification No.: 45-0220640

(4)   Notes to be registered in nominee name, if any:

      Polly & Co.

                                                       Aggregate
                                                       Principal
                                                       Amount of
                                                       Notes to be   Note Denom-
                                                       Purchased     ination(s)
                                                       -----------   -----------

MUTUAL TRUST LIFE INSURANCE COMPANY                    $ 1,000,000   $ 1,000,000

(1) All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds for credit to:

      The Northern Chgo/Trust
      ABA #071-000-152

      For credit to:  Account No.: 5186041000

      For further credit to:
            Mutual Trust Life Insurance Company
            Account No.: 26-00621
            Attention: Income Collections

      Each such wire transfer shall set forth the name of the Company, a reference to "6.81%
      Senior Notes due June 19, 2013, PPN 15131#
      A A 4", and the due date and application (as among principal, interest and Yield-Maintenance
      Amount) of the payment being made.

(2) Address for all notices relating to payments and all other communications and notices:

      Mutual Trust Life Insurance Company
      c/o Advantus Capital Management, Inc.
      400 Robert Street North
      St. Paul, MN 55101

      Attention: Client Administrator

(3)   Tax Identification No.: 36-1516780

(4)   Notes to be registered in nominee name, if any:

      ELL & Co.

                                                       Aggregate
                                                       Principal
                                                       Amount of
                                                       Notes to be   Note Denom-
                                                       Purchased     ination(s)
                                                       -----------   -----------

GUARANTEE RESERVE LIFE INSURANCE COMPANY               $ 1,000,000   $ 1,000,000

(1) All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds for credit to:

      Mercantile National Bank of Indiana
      Hammond, IN
      ABA #071-912-813

      For credit to:
            Guarantee Reserve Life Insurance Company
            Attention: Trust Department, Geneva DeVine
            Account No. 287000

      Each such wire transfer shall set forth the name of the Company, a reference to "6.81%
      Senior Notes due June 19, 2013, PPN 15131#
      A A 4", and the due date and application (as among principal, interest and Yield-Maintenance
      Amount) of the payment being made.

(2) Address for all notices relating to payments and all other communications and notices:

      Guarantee Reserve Life Insurance Company
      c/o Advantus Capital Management, Inc.
      400 Robert Street North
      St. Paul, MN 55101

      Attention: Client Administrator

(3)   Tax Identification No.: 35-0815760

(4)   Notes to be registered in nominee name, if any:

      Gant & Co.

                                                       Aggregate
                                                       Principal
                                                       Amount of
                                                       Notes to be   Note Denom-
                                                       Purchased     ination(s)
                                                       -----------   -----------

CATHOLIC AID ASSOCIATION (THE)                         $ 1,000,000   $ 1,000,000

(1) All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds for credit to:

      U.S. Bank, N.A.
      Minneapolis, MN
      ABA #091-000-022

      For credit to:
            U.S. Bank Trust, N.A.
            Account Number: 180121167365, TSU: 050

      For further credit to:
            Catholic Aid Association (The)
            Account Number: 12614950
            Attn: Doug O'Ryan (612) 244-5958

      Each such wire transfer shall set forth the name of the Company, a reference to "6.81%
      Senior Notes due June 19, 2013, PPN 15131#
      A A 4", and the due date and application (as among principal, interest and Yield-Maintenance
      Amount) of the payment being made.

(2) Address for all notices relating to payments and all other communications and notices:

      Catholic Aid Association (The)
      c/o Advantus Capital Management, Inc.
      400 Robert Street North
      St. Paul, MN 55101

      Attention: Client Administrator

(3)   Tax Identification No.: 41-0182070

(4)   Notes to be registered in nominee name, if any:

      Var & Co.

                                                       Aggregate
                                                       Principal
                                                       Amount of
                                                       Notes to be   Note Denom-
                                                       Purchased     ination(s)
                                                       -----------   -----------

NATIONAL TRAVELERS LIFE COMPANY                        $ 1,000,000   $ 1,000,000

(1) All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds for credit to:

      U.S. Bank, N.A.
      Minneapolis, MN
      ABA #091-000-022

      For credit to:
            U.S. Bank Trust, N.A.
            Account No.: 180121167365, TSU: 47300050

      For further credit to:
            National Travelers Life Company
            Account No.: 12609110
            Attn: Doug O'Ryan (612) 244-5958

      Each such wire transfer shall set forth the name of the Company, a reference to "6.81%
      Senior Notes due June 19, 2013, PPN 15131#
      A A 4", and the due date and application (as among principal, interest and Yield-Maintenance
      Amount) of the payment being made.

(2) Address for all notices relating to payments and all other communications and notices:

      National Travelers Life Company
      c/o Advantus Capital Management, Inc.
      400 Robert Street North
      St. Paul, MN 55101

      Attention: Client Administrator

(3)   Tax Identification No.: 42-0432940

(4)   Notes to be registered in nominee name, if any:

      Var & Co.

                                                       Aggregate
                                                       Principal
                                                       Amount of
                                                       Notes to be   Note Denom-
                                                       Purchased     ination(s)
                                                       -----------   -----------

UNITY MUTUAL LIFE INSURANCE COMPANY                    $ 1,000,000   $ 1,000,000

(1) All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds for credit to:

      Chase NYC
      ABA #021-000-021

      For credit to:
            Chase Rochester
            DDA# 0000400044
            Attention: Ms. Roni Norkus (716) 258-7784

      For further credit to:
            Unity Mutual Life Insurance Company -
            MIMLIC - 611002310

      Each such wire transfer shall set forth the name of the Company, a reference to "6.81%
      Senior Notes due June 19, 2013, PPN 15131#
      A A 4", and the due date and application (as among principal, interest and Yield-Maintenance
      Amount) of the payment being made.

(2) Address for all notices relating to payments and all other communications and notices:

      Unity Mutual Life Insurance Company
      c/o Advantus Capital Management, Inc.
      400 Robert Street North
      St. Paul, MN 55101

      Attention: Client Administrator

(3)   Tax Identification No.: 15-0475585

(4)   Notes to be registered in nominee name, if any:

      Trulin & Co

                                                       Aggregate
                                                       Principal
                                                       Amount of
                                                       Notes to be   Note Denom-
                                                       Purchased     ination(s)
                                                       -----------   -----------

THE BALTIMORE LIFE INSURANCE COMPANY                   $ 2,000,000   $ 2,000,000

(1) All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds for credit to:

      NationsBank
      Baltimore, MD
      ABA #052-001-633

      For credit to:
            The Baltimore Life Insurance Company
            Account Number 200-060-084-1

      Each such wire transfer shall set forth the name of the Company, a reference to "6.81%
      Senior Notes due June 19, 2013, PPN 15131#
      A A 4", and the due date and application (as among principal, interest and Yield-Maintenance
      Amount) of the payment being made.

(2) Address for all notices relating to payments and all other communications and notices:

      Baltimore Life Insurance Company (The)
      c/o Advantus Capital Management, Inc.
      400 Robert Street North
      St. Paul, MN 55101

      Attention: Client Administrator

(3)   Tax Identification No.: 52-0236900

                                                       Aggregate
                                                       Principal
                                                       Amount of
                                                       Notes to be   Note Denom-
                                                       Purchased     ination(s)
                                                       -----------   -----------

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY            $25,000,000   $17,500,000
                                                                      $5,000,000
                                                                      $2,500,000
(1) All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds for credit to:

      (a)  In the case of payments on account of
           the Note originally issued in the
           principal amount of $17,500,000

           Citibank, N.A.
           111 Wall Street
           New York, NY  10043
           ABA No. 021000089
           For MassMutual Long Term Pool
           Account No. 4067-3488

      (b)  In the case of payments on account of
           the Note originally issued in the
           principal amount of $5,000,000

           Chase Manhattan Bank, N.A.
           4 Chase MetroTech Center
           New York, NY  10081
           ABA No. 021000021
           For MassMutual Pension Management
           Account No. 910-2594018

      (c)  In the case of payments on account of
           the Note originally issued in the
           principal amount of $2,500,000

           Chase Manhattan Bank, N.A.
           4 Chase MetroTech Center
           New York, NY  10081
           ABA No. 021000021
           For Segment 47 - Guaranteed Investment
             Contract
           Account No. 910-2-742781

      In each case with telephone advice of payment to the Securities Custody and Collection
      Department of Massachusetts Mutual Life
      Insurance Company at (413) 744-3878

      Each such wire transfer shall set forth the name of the Company, a reference to "6.81%
      Senior Notes due June 19, 2013, PPN 15131#
      A A 4", and the due date and application (as among principal, interest and Yield-Maintenance
      Amount) of the payment being made.

(2)   Address for all notices relating to payments:

      Massachusetts Mutual Life Insurance Company
      1295 State Street
      Springfield, MA 01111

      Attention: Securities Custody and Collection
      Department F 381

(3)   Address for all other communications and notices:

      Massachusetts Mutual Life Insurance Company
      1295 State Street
      Springfield, MA 01111

      Attention: Securities Investment Division
      Thomas Li, Managing Director

(4)   Recipient of telephonic prepayment notices:

      Securities Custody and Collection Department
      Telephone: (413) 744-3878

(5)   Tax Identification No.: 04-1590850

                                                       Aggregate
                                                       Principal
                                                       Amount of
                                                       Notes to be   Note Denom-
                                                       Purchased     ination(s)
                                                       -----------   -----------

THE GUARDIAN LIFE INSURANCE COMPANY
   OF AMERICA                                          $20,000,000   $20,000,000

(1) All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds for credit to:

      The Chase Manhattan Bank
      FED ABA #021000021
      CHASE/NYC/CTR/BNF
      A/C 900-9-000200
      Reference to A/C #G05978 The Guardian

      Each such wire transfer shall set forth the name of the Company, "6.81% Senior Notes due
      June 19, 2013, PPN 15131# A A 4", and the
      due date and application (as among
      principal, interest and Yield-Maintenance
      Amount) of the payment being made.

(2)   Address for all notices relating to payments:

      The Guardian Life Insurance Company
        of America
      Attn: Investment Accounting M-IA
      201 Park Avenue South
      New York, NY 10003

      Telecopier:  (212) 677-9023

(3) Address for all other communications and notices:

      The Guardian Life Insurance Company
        of America
      201 Park Avenue South
      New York, NY   10003

      Attention:   Raymond J. Henry
                   Investment Department 7B
      Telecopier:  (212) 777-6715

(4)   Tax Identification No.: 13-6022143

(5)   Notes to be registered in nominee name, if any:

      CUDD & CO.

                                                       Aggregate
                                                       Principal
                                                       Amount of
                                                       Notes to be   Note Denom-
                                                       Purchased     ination(s)
                                                       -----------   -----------

UNITED OF OMAHA LIFE INSURANCE COMPANY                 $ 7,000,000   $ 7,000,000

(1) All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds for credit to:

      Chase Manhattan Bank
      ABA #021000021
      Private Income Processing

      For credit to:
      United of Omaha Life Insurance Company
      Account # 900-9000200
      a/c: G07097

      Each such wire transfer shall set forth the name of the Company, a reference to "6.81%
      Senior Notes due June 19, 2013, PPN 15131#
      A A 4", and the due date and application (as among principal, interest and Yield-Maintenance
      Amount) of the payment being made.

(2) Address for all notices relating to payments, corporate actions and reorganization notifications:

      The Chase Manhattan Bank
      4 New York Plaza - 13th Floor
      New York, NY 10004
      Attention.: Income Processing - J. Pipperato a/c: G07097

(3) Address for all other communications and notices:

      4 - Investment Loan Administration
      United of Omaha Life Insurance Company
      Mutual of Omaha Plaza
      Omaha, NE 68175-1011

(4)   Tax Identification No.: 47-0322111

                                                       Aggregate
                                                       Principal
                                                       Amount of
                                                       Notes to be   Note Denom-
                                                       Purchased     ination(s)
                                                       -----------   -----------

MUTUAL OF OMAHA INSURANCE COMPANY                      $ 3,000,000   $ 3,000,000

(1) All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds for credit to:

      Chase Manhattan Bank
      ABA #021000021
      Private Income Processing

      For credit to:
      Mutual of Omaha Insurance Company
      Account #900-9000200
      a/c G07096

      Each such wire transfer shall set forth the name of the Company, a reference to "6.81%
      Senior Notes due June 19, 2013, PPN 15131#
      A A 4", and the due date and application (as among principal, interest and Yield-Maintenance
      Amount) of the payment being made.

(2) Address for all notices relating to payments, corporate actions and reorganization notifications:

      The Chase Manhattan Bank
      4 New York Plaza - 13th Floor
      New York, NY 10004
      Attn: Income Processing - J. Pipperato
      a/c: G07096

(3) Address for all other communications and notices:

      4 - Investment Loan Administration
      Mutual of Omaha Insurance Company
      Mutual of Omaha Plaza
      Omaha, NE 68175-1011

(4)   Tax Identification No.: 47-0246511

                                                       Aggregate
                                                       Principal
                                                       Amount of
                                                       Notes to be   Note Denom-
                                                       Purchased     ination(s)
                                                       -----------   -----------

COMPANION LIFE INSURANCE COMPANY                       $ 2,000,000   $ 2,000,000

(1) All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds for credit to:

      Companion Life Insurance Company
      c/o The Bank of New York
      ABA #021000018
      Acct. #111566 Income Collection
      Attention: P & I Department

      Each such wire transfer shall set forth the name of the Company, a reference to "6.81%
      Senior Notes due June 19, 2013, PPN 15131#
      A A 4", and the due date and application (as among principal, interest and Yield-Maintenance
      Amount) of the payment being made.

(2)   Address for all notices relating to payments:

      Companion Life Insurance Company
      Attention: Investment Securities Accounting
      Mutual of Omaha Plaza
      Omaha, Nebraska 68175

      with duplicate notice to:

      Companion Life Insurance Company
      Attention: Financial Division
      401 Theodore Fremd Avenue
      Rye, New York 10580-1493

(3) Address for all other communications and notices:

      Companion Life Insurance Company
      Attention: Investment Division
      Mutual of Omaha Plaza
      Omaha, Nebraska 68175
      with duplicate notice to:

      Companion Life Insurance Company
      Attention: Financial Division
      401 Theodore Fremd Avenue
      Rye, New York 10580-1493

(4)   Tax Identification No.: 13-6062916

(5)   Notes to be registered in nominee name, if any:

      HARE & CO.

                                                       Aggregate
                                                       Principal
                                                       Amount of
                                                       Notes to be   Note Denom-
                                                       Purchased     ination(s)
                                                       -----------   -----------

KNIGHTS OF COLUMBUS                                    $10,000,000   $10,000,000

(1) All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds for credit to:

      Bank of New York (ABA #021-000-018)
      One Wall Street
      New York, New York 10286

      For credit to:
      Knights of Columbus General Account
      Account #8900300825

      Each such wire transfer shall set forth the name of the Company, a reference to "6.81%
      Senior Notes due June 19, 2013, PPN 15131#
      A A 4", and the due date and application (as among principal, interest and Yield-Maintenance
      Amount) of the payment being made.

(2)   Address for all notices relating to payments:

      Knights of Columbus
      P.O. Box 2016
      New Haven, Connecticut 06521-2016

      Attention: Accounting Department

(3) Address for all other communications and notices:

      Knights of Columbus
      One Columbus Plaza
      New Haven, Connecticut 06510-3326

      Attention:  Investment Department
      Telecopier: (203) 772-0037

(4)   Tax Identification No.: 06-0416470

                                                       Aggregate
                                                       Principal
                                                       Amount of
                                                       Notes to be   Note Denom-
                                                       Purchased     ination(s)
                                                       -----------   -----------

KEYPORT LIFE INSURANCE COMPANY                         $10,000,000   $10,000,000

(1) All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds for credit to:

      Federal Reserve Bank of Boston
      011001234/BOS SAFE DEP
      DDA 125261

      Attention: MBS Income CC: 1253
      For: Keyport #KEYF0005002

      Each such wire transfer shall set forth the name of the Company, a reference to "6.81%
      Senior Notes due June 19, 2013, PPN 15131#
      A A 4", and the due date and application (as among principal, interest and Yield-Maintenance
      Amount) of the payment being made.

(2) Address for all notices relating to payments written confirmation of each such payment, and all other communications and notices:

      Keyport Life Insurance Company
      c/o Stein Roe & Farnham Incorporated
      1 South Wacker Drive
      Chicago, Illinois 60606

      Attention: Private Placements

(3)   Tax Identification No.: 05-0302931

(4)   Notes to be registered in nominee name, if any:

      BOST & CO.

                                                       Aggregate
                                                       Principal
                                                       Amount of
                                                       Notes to be   Note Denom-
                                                       Purchased     ination(s)
                                                       -----------   -----------

MODERN WOODMEN OF AMERICA                              $ 7,000,000   $ 7,000,000

(1) All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds for credit to:

      The Northern Trust Company
      50 South LaSalle Street
      Chicago, IL 60675
      ABA No. 071-000-152
      Account Name: Modern Woodmen of America
      Account No. 84352

      Each such wire transfer shall set forth the name of the Company, a reference to "6.81%
      Senior Notes due June 19, 2013, PPN 15131#
      A A 4", and the due date and application (as among principal, interest and Yield-Maintenance
      Amount) of the payment being made.

(2)   Address for all notices relating to payments:

      Modern Woodmen of America
      Attn.: Investment Accounting Department
      1701 First Avenue
      Rock Island, IL 61201

(3) Address for all other communications and notices:

      Modern Woodmen of America
      Attn.: Investment Department
      1701 First Avenue
      Rock Island, IL 61201

(4)   Tax Identification No.: 36-1493430

                                                       Aggregate
                                                       Principal
                                                       Amount of
                                                       Notes to be   Note Denom-
                                                       Purchased     ination(s)
                                                       -----------   -----------

TMG LIFE INSURANCE COMPANY                             $ 5,000,000   $ 5,000,000

(1) All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds for credit to:

      Norwest Bank Minnesota, N.A.
      ABA# 091000019
      BNF A/C: 0840245
      BNF: Trust Clearing Account
      REF: ATTN: Income Collections
      TRUST ACCOUNT: 13075700

      Each such wire transfer shall set forth the name of the Company, a reference to "6.81%
      Senior Notes due June 19, 2013, PPN 15131#
      A A 4", and the due date and application (as among principal, interest and Yield-Maintenance
      Amount) of the payment being made.

(2)   Address for all notices relating to payments:

      TMG Life Insurance Company
      c/o The Mutual Group (U.S.), Inc.
      401 North Executive Drive, Suite 300
      Brookfield, WI 53008-0503

      Attention: Tamie Greenwood
      Telephone: (414) 641-4027
      Telecopier: (414) 641-4055

(3) Address for all other communications and notices:

      TMG Life Insurance Company
      c/o The Mutual Group (U.S.), Inc.
      401 North Executive Drive, Suite 300
      Brookfield, WI 53008-0503

      Telephone: (414) 641-4027
      Telecopier: (414) 641-4055

(4)   Tax Identification No.: 45-0208990

                                                       Aggregate
                                                       Principal
                                                       Amount of
                                                       Notes to be   Note Denom-
                                                       Purchased     ination(s)
                                                       -----------   -----------

PROVIDENT MUTUAL LIFE INSURANCE COMPANY                $ 4,000,000   $ 4,000,000

(1) All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds for credit to:

      PNC Bank
      Broad and Chestnut Streets
      Philadelphia, PA 19101
      ABA# 031-000-053

      for credit to
      Provident Mutual Life Insurance Company
      Account # 85-4084-2176

      Each such wire transfer shall set forth the name of the Company, a reference to "6.81%
      Senior Notes due June 19, 2013, PPN 15131#
      A A 4", and the due date and application (as among principal, interest and Yield-Maintenance
      Amount) of the payment being made.

(2) Address for all notices relating to payments and all other communications and notices:

      Provident Mutual Life Insurance Company
      1205 Westlakes Drive
      Berwyn, PA 19312-2405
      Attention: Treasurer

(3)   Tax Identification No.: 23-099-045-0

                                                       Aggregate
                                                       Principal
                                                       Amount of
                                                       Notes to be   Note Denom-
                                                       Purchased     ination(s)
                                                       -----------   -----------

PROVIDENTMUTUAL LIFE AND ANNUITY COMPANY
OF AMERICA                                             $ 1,000,000   $ 1,000,000

(1) All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds for credit to:

      PNC Bank
      Broad and Chestnut Streets
      Philadelphia, PA 19101
      ABA# 031-000-053

      for credit to
      Providentmutual Life and Annuity
      Company of America
      Account # 85-5075-4911

      Each such wire transfer shall set forth the name of the Company, a reference to "6.81%
      Senior Notes due June 19, 2013, PPN 15131#
      A A 4", and the due date and application (as among principal, interest and Yield-Maintenance
      Amount) of the payment being made.

(2) Address for all notices relating to payments and all other communications and notices:

      Providentmutual Life and Annuity Company
        of America
      1205 Westlakes Drive
      Berwyn, PA 19312-2405
      Attention: Treasurer

(3)   Tax Identification No.: 23-161-908-2

                                                       Aggregate
                                                       Principal
                                                       Amount of
                                                       Notes to be   Note Denom-
                                                       Purchased     ination(s)
                                                       -----------   -----------

AMERITAS LIFE INSURANCE CORP.                          $ 3,000,000   $ 3,000,000

(1) All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds for credit to:

      U.S. Bank
      ABA# 104-000-029
      Ameritas Life Insurance Corp.
      Acct# 1-494-0070-0188

      Each such wire transfer shall set forth the name of the Company, a reference to "6.81%
      Senior Notes due June 19, 2013, PPN 15131#
      A A 4", and the due date and application (as among principal, interest and Yield-Maintenance
      Amount) of the payment being made.

(2) Address for all notices relating to payments and written confirmations of wire transfers:

      Ameritas Life Insurance Corp.
      5900 "O" Street
      Lincoln, NE 68510-2234

      Attention: James Mikus
      Telecopier: (402) 467-6970

(3)   Address for all other communications and notices:

      Ameritas Life Insurance Corp.
      5900 "O" Street
      Lincoln, NE 68510-2234

      Attention: James Mikus

(4)   Tax Identification No.: 47-0098400

                                                       Aggregate
                                                       Principal
                                                       Amount of
                                                       Notes to be   Note Denom-
                                                       Purchased     ination(s)
                                                       -----------   -----------

INDIANAPOLIS LIFE INSURANCE COMPANY                    $ 3,000,000   $ 3,000,000

(1) All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds for credit to:

      The Bank of New York
      New York, New York 10286
      BNF: I0C 566
      ABA #021000018
      For credit to:
            Indianapolis Life Insurance Company
            Account #177862

      Each such wire transfer shall set forth the name of the Company, a reference to "6.81%
      Senior Notes due June 19, 2013, PPN 15131#
      A A 4", and the due date and application (as among principal, interest and Yield-Maintenance
      Amount) of the payment being made.

(2)   Address for all notices relating to payments:

      Indianapolis Life Insurance Company/#177862
      c/o The Bank of New York
      Attn: P&I Department
      P.O. Box 19266
      Newark, New Jersey 07195

(3) Address for all other communications and notices:

      Indianapolis Life Insurance Company
      2960 N. Meridian Street
      Indianapolis, Indiana 46208
      Attention: Securities Department
      Fax: (317) 927-3363

(4)   Tax Identification No.: 35-0413330

                                                       Aggregate
                                                       Principal
                                                       Amount of
                                                       Notes to be   Note Denom-
                                                       Purchased     ination(s)
                                                       -----------   -----------

THE SECURITY MUTUAL LIFE INSURANCE
COMPANY OF LINCOLN, NEBRASKA                           $ 2,000,000   $ 2,000,000

(1) All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds at the opening of business on the due date, for credit to:

      National Bank of Commerce
      13th and O Street
      Lincoln, NE
      ABA No. 1040-00045

      Account of: Security Mutual Life
      Account of: 40-797-624

      Each such wire transfer shall set forth the name of the Company, a reference to "6.81%
      Senior Notes due June 19, 2013, PPN 15131#
      A A 4", and the due date and application (as among principal, interest and Yield-Maintenance
      Amount) of the payment being made.

(2) Address for all notices relating to payments and written confirmation of such wire transfers:

      The Security Mutual Life Insurance
        Company of Lincoln, Nebraska
      200 Centennial Mall North
      Lincoln, NE 68508
      Attention: Investment Division
      Fax: (402-434-9599)
      Phone: (402-434-9500)

(3) Address for all other communications and notices:

      The Security Mutual Insurance
        Company of Lincoln, Nebraska
      200 Centennial Mall North
      Lincoln, NE 68508

(4)   Tax Identification No.: 47-0293990

                                                       Aggregate
                                                       Principal
                                                       Amount of
                                                       Notes to be   Note Denom-
                                                       Purchased     ination(s)
                                                       -----------   -----------

WOODMEN ACCIDENT AND LIFE COMPANY                      $ 1,000,000   $ 1,000,000

(1) All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds for credit to:

      US Bank
      13 and M Streets
      Lincoln, Nebraska 68508
      ABA #1040 000 29

      for credit to
      Woodmen Accident and Life Company's
      General Fund
      Account No.  1-494-0092-9092

      Each such wire transfer shall set forth the name of the Company, a reference to "6.81%
      Senior Notes due June 19, 2013, PPN 15131#
      A A 4", and the due date and application (as among principal, interest and Yield-Maintenance
      Amount) of the payment being made.

(2) Address for all notices relating to payments, including written conformation of each such payment, and all other communications and notices:

      Woodmen Accident and Life Company
      P.O. Box 82288
      Lincoln, Nebraska 68501
      Attention: Securities Division

      PROVIDED, HOWEVER, all notices and
      communication delivered by overnight courier shall be addressed as follows:

      Woodmen Accident and Life Company
      1526 K Street
      Lincoln, Nebraska  68508
      Attention: Securities Division

(4)   Tax Identification No.: 47-0339220

                                                                       EXHIBIT A


                                 [FORM OF NOTE]

                        CENEX HARVEST STATES COOPERATIVES

                  6.81% SERIES A SENIOR NOTE DUE JUNE 19, 2013


No. _____                                                                 [Date]
$________                                                       PPN 15131# A A 4


         FOR VALUE RECEIVED, the undersigned, CENEX HARVEST STATES COOPERATIVES, a nonstock agricultural cooperative corporation organized under the laws of the State of Minnesota (herein called the "Company"), hereby promises to pay to ___________________________________, or registered assigns, the principal sum of
_________________________ DOLLARS on June 19, 2013, with interest (computed on the basis of a 360-day year--30-day month) (a) on the unpaid balance thereof at the rate of 6.81% per annum from the date hereof, payable semiannually on the 19th day of June and December in each year, commencing with the June 19 or December 19 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Yield-Maintenance Amount (as defined in the Note Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 8.81% or (ii) 2.0% over the rate of interest publicly announced by Morgan Guaranty Trust Company of New York from time to time in New York City as its Prime Rate.

         Payments of principal of, interest on and any Yield-Maintenance Amount payable with respect to this Note are to be made at the main office of The Bank of New York in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

         This Note is one of a series of Series A Senior Notes (herein called the "Notes") issued pursuant to a Note Agreement, dated as of June 19, 1998 (herein called the "Agreement"), among the Company and the original purchasers of the Notes named in the Purchaser Schedule attached thereto and is entitled to the benefits thereof.

         This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         The Company agrees to make required prepayments of principal on the dates and in the amounts specified in the Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement.

         In case an Event of Default, as defined in the Agreement, shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

         THIS NOTE IS INTENDED TO BE PERFORMED IN THE STATE OF ILLINOIS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF SUCH STATE.

                                             CENEX HARVEST STATES COOPERATIVES



                                             By:
                                                 -------------------------------
                                                 Title:
                                                         -----------------------

                                      A-2